UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09637 and 811-09739

Name of Fund:	BlackRock Large Cap Series Funds, Inc.
BlackRock Event Driven Equity Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Large Cap Value Retirement Portfolio
Master Large Cap Series LLC
Master Large Cap Core Portfolio
Master Large Cap Growth Portfolio
Master Large Cap Value Portfolio

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2017

Date of reporting period: 03/31/2017

Item 1 – Report to Stockholders

MARCH 31, 2017

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Event Driven Equity Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended March 31, 2017, risk assets, such as stocks and high-yield bonds, delivered strong performance, while U.S. Treasuries and other higher-quality assets generated negative returns. Markets showed great resilience during a period with big surprises, including the United Kingdom’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. The more rate-sensitive high-quality assets, however, struggled as rising energy prices, modest wage increases and steady U.S. job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and uncertainty. Reflationary expectations accelerated after the U.S. election and continued into the beginning of 2017, stoked by expectations for an extra boost to U.S. growth via fiscal policy. The primary tension surfacing in markets in 2017 has been between reflationary expectations and the realities of fiscal and monetary policy. Markets have been turning their attention to the Fed’s outlook for additional interest rate hikes, while assessing the probability of Congress passing meaningful fiscal stimulus amid political division and a limited budget.

Although economic momentum is gaining traction, the capacity for rapid global growth is restrained by structural factors, including an aging population, low productivity growth and excess savings, as well as cyclical factors, like the Fed leaning toward higher interest rates and the length of the current expansion. Tempered economic growth and high valuations across most assets have set the stage for muted long-term investment returns going forward.

Equity markets still present opportunities, although the disparity between winners and losers is widening — a dynamic that increases the risk and return potential of active investing. Fixed income investors are also facing challenges as bond markets recalibrate for higher inflation expectations after eight years of deflationary concerns. And in a world where political risk and policy uncertainty abound, there is no lack of potential catalysts for higher volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2017
	6-month	12-month
U.S. large cap equities	10.12%	17.17%
(S&P 500® Index)
U.S. small cap equities	11.52	26.22
(Russell 2000® Index)
International equities	6.48	11.67
(MSCI Europe, Australasia,
Far East Index)
Emerging market	6.80	17.21
equities (MSCI Emerging
Markets Index)
3-month Treasury bills	0.19	0.36
(BofA Merrill Lynch
3-Month U.S. Treasury
Bill Index)
U.S. Treasury securities	(6.08)	(3.97)
(BofA Merrill Lynch 10-
Year U.S. Treasury Index)
U.S. investment-grade	(2.18)	0.44
bonds (Bloomberg Barclays
U.S. Aggregate Bond Index)
Tax-exempt municipal	(1.93)	0.55
bonds (S&P Municipal
Bond Index)
U.S. high yield bonds	4.50	16.39
(Bloomberg Barclays U.S.
Corporate High Yield 2%
Issuer Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:
Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:
Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.
Shareholders Who Hold Accounts Directly with BlackRock:
1. Access the BlackRock website at blackrock.com
2. Select “Access Your Account”
3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2017	3

Fund Summary as of March 31, 2017

Investment Objective

BlackRock Event Driven Equity Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2017, the Fund outperformed, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, and underperformed the Russell 1000® Index.

What factors influenced performance?

•

The Fund’s tilt toward “hard catalyst” situations (i.e., investments in companies involved in publicly announced transactions or restructurings) allowed the Fund to exploit the robust opportunity set in merger arbitrage. At period end, 91% of the Fund’s long market value was invested in hard catalyst situations.

•

Top contributors included hard catalyst investments in the merger of Canadian Imperial Bank and PrivateBancorp, Qualcomm’s pending acquisition of NXP Semiconductors, and the merger of Abbott Laboratories and St. Jude Medical. These investments strongly outpaced the Fund’s modest detractors, the largest of which was an investment in the Bass Pro Shops/Cabela’s merger.

Describe recent portfolio activity.

•

To take advantage of select opportunities arising out of the market dislocations that occurred after the November 2016 U.S. presidential election, the Fund selectively added risk to several hard catalyst transactions. To do so, the Fund’s long market value was increased from 110% at the start of the period to a peak of 181%. As these select transactions played out in line with the investment adviser’s post-election thesis, the portfolio’s exposure was reduced and ended the period at 133%.

•	Throughout the period, the Fund maintained its low beta profile (beta measures the Fund’s sensitivity to market movements). The Fund’s realized beta to the S&P 500® was 0.24 at the end of the period.

•

The Fund held derivatives during the period as part of its investment strategy. Contracts for difference are used by the investment adviser as the primary instrument to gain exposure to merger arbitrage situations. As a result, cash and cash equivalents are not representative of unencumbered cash, and the portfolio was fully invested with a gross exposure of 157% as of March 31, 2017. The Fund’s use of derivatives had a positive impact on performance.

Describe portfolio positioning at period end.

•

At period end, the Fund was comprised of 57 investments spanning the spectrum of corporate events from “hard” catalysts to “soft” catalysts (e.g., companies undergoing meaningful corporate events expected to change their share prices). Given the current opportunity set in mergers and acquisitions, the Fund is invested predominantly in hard catalysis positions. Soft catalyst positions and credit investments round out the portfolio. The Fund’s exposure was concentrated in the United States, with 75% of exposure in North America, 22% in developed Europe, and 4% in developed Asia. The Fund was diversified across sectors and market capitalizations.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

	Percent of Total Investments[1]
Sector Allocation	Long	Short	Total
Consumer Staples	15%	4%	19%
Information Technology	17	2	19
Industrials	11	2	13
Health Care	11	—[2]	11
Financials	7	3	10
Telecommunication Services	5	5	10
Consumer Discretionary	9	—[2]	9
Materials	7	—[2]	7
Energy	1	1	2
Total	83%	17%	100%

[1]	Total investments include the gross notional values of long and short equity securities of the underlying derivative contracts utilized by the Fund and exclude short-term securities.

[2]	Amount is less than 1%.

4	BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2017

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and related derivative instruments with similar economic characteristics. The Fund’s total returns prior to May 8, 2015 are the returns of the Fund when it utilized different investment strategies under the name BlackRock Large Cap Core Plus Fund.

[3]

An index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

[4]	An unmanaged index that tracks 3-month U.S. Treasury securities.

[5]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2017

		Average Annual Total Returns[2,6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	5.48%	5.01%	N/A	9.87%	N/A	5.78%	N/A
Investor A	5.31	4.69	(0.81)%	9.58	8.40%	5.49	4.88%
Investor C	4.81	3.87	2.87	8.78	8.78	4.72	4.72
Russell 1000® Index	10.09	17.43	N/A	13.26	N/A	7.82	N/A
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.19	0.36	N/A	0.14	N/A	0.35	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 19, 2007.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2017	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2017

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on October 1, 2016 and held through March 31, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual				Hypothetical[3]
			Expenses Paid During the Period			Including Interest Expense		Excluding Interest Expense
	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Including Interest Expense[1]	Excluding Interest Expense[2]	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[1]	Ending Account Value March 31, 2017	Expenses Paid During the Period[2]
Institutional	$1,000.00	$1,054.80	$7.22	$7.07	$1,000.00	$1,017.90	$7.09	$1,018.05	$6.94
Investor A	$1,000.00	$1,053.10	$8.55	$8.45	$1,000.00	$1,016.60	$8.40	$1,016.70	$8.30
Investor C	$1,000.00	$1,048.10	$12.36	$12.20	$1,000.00	$1,012.86	$12.14	$1,013.01	$11.99

1	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.41% for Institutional, 1.67% for Investor A, and 2.42% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

2	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.38% for Institutional, 1.65% for Investor A, and 2.39% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

3	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” above for further information on how expenses were calculated.

BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2017	7

Schedule of Investments March 31, 2017 (Unaudited)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Banks — 0.1%
Valley National Bancorp	15,000	$177,000
Chemicals — 0.4%
Olin Corp.	4,330	142,327
Sherwin-Williams Co.	1,187	368,196

		510,523
Equity Real Estate Investment Trusts (REITs) — 0.1%
VEREIT, Inc.	17,000	144,330
Food Products — 1.1%
Kraft Heinz Co.	1,800	163,458
Mead Johnson Nutrition Co.	13,443	1,197,502

		1,360,960
Health Care Equipment & Supplies — 0.3%
Cooper Cos., Inc.	850	169,907
Danaher Corp.	1,800	153,954

		323,861
Health Care Providers & Services — 0.3%
Anthem, Inc.	166	27,453
Brookdale Senior Living, Inc. (a)	4,390	58,958
Cigna Corp.	1,500	219,735

		306,146
Internet Software & Services — 0.0%
Alteryx, Inc. (a)	2,947	46,062
Machinery — 0.0%
Fortive Corp.	900	54,198
Media — 0.1%
Charter Communications, Inc., Class A (a)	545	178,389
Oil, Gas & Consumable Fuels — 0.1%
Williams Cos., Inc.	2,900	85,811
Personal Products — 0.1%
Unilever NV — NY Shares	1,206	59,914
Pharmaceuticals — 0.2%
Pfizer, Inc.	8,500	290,785
Wireless Telecommunication Services — 0.1%
T-Mobile U.S., Inc.	920	59,423
Total Common Stocks — 2.9%		3,597,402

Corporate Bonds	Par (000)
Hotels, Restaurants & Leisure — 0.4%
Station Casinos LLC, 7.50%, 3/01/21	$466	484,640
Insurance — 0.4%
Solera LLC/Solera Finance, Inc., 10.50%, 3/01/24 (b)	454	518,695

Corporate Bonds	Par (000)	Value
Media — 0.4%
CSC Holdings LLC, 10.88%, 10/15/25 (b)	$412	$495,430
Total Corporate Bonds — 1.2%		1,498,765

Floating Rate Loan Interests (c)
Aerospace & Defense — 2.4%
B/E Aerospace, Inc., Term Loan, 4.00% - 4.06%, 12/16/21	3,000	2,996,250
Entertainment & Leisure — 0.7%
UFC Holdings, LLC, Term Loan (Second Lien), 8.50%, 8/18/24	855	869,963
Media — 4.0%
Charter Communications Operating LLC (AKA CCO Safari LLC), Term I-1 Loan, 3.23%, 1/15/24	3,969	3,986,077
Entercom Radio LLC, Term B Loan, 4.50% - 6.50%, 11/01/23	885	888,714

		4,874,791
Total Floating Rate Loan Interests — 7.1%		8,741,004
Total Long-Term Investments (Cost — $13,507,189) — 11.2%		13,837,171

Short-Term Securities
Borrowed Bond Agreements — 0.2%(d)
RBC Capital Markets, LLC, 0.15% (e) (Purchased on 3/23/17 to be repurchased at $206,006, collateralized by Vista Outdoor, Inc., 5.88% due at 10/01/23, par and fair value of $200,000 and $194,500, respectively)	206	206,000

	Shares
Money Market Funds — 88.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.60% (f)(g)	109,323,541	109,323,541
Total Short-Term Securities (Cost — $109,529,541) — 88.7%		109,529,541

Total Investments Before Borrowed Bonds (Cost — $123,036,730) — 99.9%		123,366,712

Options Written
(Premiums Received — $ 74,725) — (0.0)%		(29,051)

Portfolio Abbreviations
ADR	American Depositary Receipts	ETF	Exchange-Traded Fund	S&P	Standard & Poor’s
CHF	Swiss Franc	LIBOR	London Interbank Offered Rate	SPDR	Standard & Poor’s Depositary Receipts
		OTC	Over-the-Counter	USD	U.S. Dollar

See Notes to Financial Statements.

8	BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2017

Schedule of Investments (continued)

Borrowed Bonds	Par (000)	Value
Corporate Bonds — (0.2)%
Vista Outdoor, Inc., 5.88%, 10/01/23	$200	$ (194,500)
Total Borrowed Bonds (Proceeds — $208,996) — (0.2)%		(194,500)
Total Investments Net of Borrowed Bonds and Options Written — 99.7%		123,143,161
Other Assets in Excess of Liabilities — 0.3%		377,502

Net Assets — 100.0%		$123,520,663

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate as of period end.

(d)	Certain agreements have no stated maturity and can be terminated by either party at any time.

(e)	The amount to be repurchased assumes the maturity will be the day after the period end.

(f)	During the period ended March 31, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2016	Net Activity	Shares Held at March 31, 2017	Value at March 31, 2017	Income	Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	107,122,068	2,201,473	109,323,541	$109,323,541	$171,196	$498	—

[1]	Includes net capital gain distributions.

(g)	Current yield as of period end.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End
OTC Options Written

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
SPDR S&P Regional Banking ETF	Call	JPMorgan Chase Bank N.A.	06/16/17	USD	57.00	22,520	$(29,051)

      Centrally Cleared Credit Default Swaps — Buy Protection

Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)	Unrealized Depreciation
CDX.NA.HY.28.V1	5.00%	6/20/22	$1,100	$(10,817)

Transactions in Options Written for the Six Months Ended March 31, 2017

	Calls
	Contracts	Premiums Received

Outstanding options, beginning of period	—	—
Options written	22,580	$82,090
Options closed	(60)	(7,365)

Outstanding options, end of period	22,520	$74,725

See Notes to Financial Statements.

BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2017	9

Schedule of Investments (continued)

OTC Total Return Swaps1

Reference Entity	Counterparty	Expiration Dates	Net Notional	Unrealized Appreciation (Depreciation)		Net Value of Reference Entity
Equity Securities Long/Short	Citibank N.A.	6/09/17-2/26/18	$44,619,786	$1,571,206	[2]	$46,308,142
	Citibank N.A.	7/03/17-12/28/17	$(424,431)	(37,038)[3]		(468,813)
	Credit Suisse International	1/30/18-9/17/18	$12,954,761	215,100	[4]	13,164,802
	Goldman Sachs & Co.	8/23/17-8/21/18	$25,412,539	570,318	[5]	26,153,835
	Goldman Sachs & Co.	8/30/18	$(1,211)	67	[6]	(1,179)
	Morgan Stanley & Co. International PLC	5/11/18-12/24/19	$36,657,941	1,984,938	[7]	38,718,349
	Morgan Stanley & Co. International PLC	6/01/18-9/19/19	$311,813	31,403	[8]	343,819
				$4,335,994		$124,218,955

[1]

The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 15-537 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

Bank of Canada Overnight Repo Rate

Canada Bankers Acceptances 1 Month

Intercontinental Exchange LIBOR:

CHF 1 Week

CHF 1 Month

CHF Spot Next

USD 1 Week

USD Spot Next

USD Overnight Banking Funding Rate

[2]	Amount includes $(117,150) of net dividends and financing fees.

[3]	Amount includes $7,344 of net dividends and financing fees.

[4]	Amount includes $5,059 of net dividends and financing fees.

[5]	Amount includes $(170,978) of net dividends and financing fees.

[6]	Amount includes $35 of net dividends and financing fees.

[7]	Amount includes $(75,470) of net dividends and financing fees.

[8]	Amount includes $(603) of net dividends and financing fees.

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Citibank N.A., as of period end, expiration dates 6/09/17-2/26/18:

	Shares	Value
Reference Entity — Long
Actelion Ltd.	2,090	$589,687
Alere, Inc.	32,678	1,298,297
EverBank Financial Corp.	302,465	5,892,018
Joy Global, Inc.	291,945	8,247,446
Lattice Semiconductor Corp.	158,031	1,093,575
Monsanto Co.	10,916	1,235,691
NXP Semiconductors NV	184,005	19,044,517
Reynolds American, Inc.	25,682	1,618,480
Syngenta AG — ADR	47,705	4,221,893
Time Warner, Inc.	59,615	5,824,982
Valspar Corp.	5,012	556,031
Western Refining, Inc.	14,818	519,667
Total Reference Entity — Long		50,142,284

	Shares	Value
Reference Entity — Short
AT&T Inc.	(58,717)	$(2,439,691)
British American Tobacco PLC	(13,508)	(895,851)
Tesoro Corp.	(6,151)	(498,600)
Total Reference Entity — Short		(3,834,142)
Net Value of Reference Entity — Citibank N.A.		$46,308,142

See Notes to Financial Statements.

10	BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2017

Schedule of Investments (continued)

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Citibank N.A., as of period end, expiration date 7/03/17-12/28/17:

	Shares	Value
Reference Entity — Long
Abbott Laboratories	6,687	$ 296,970
CBS Corp.	1,796	124,571
Total Reference Entity — Long		421,541

	Shares	Value
Reference Entity — Short
Bank of America Corp.	(1,631)	(38,475)
Consumer Staples Select Sector SPDR Fund	(5,917)	(322,950)
Energy Select Sector SPDR Fund	(963)	(67,314)
Industrial Select Sector SPDR Fund	(751)	(48,860)
iShares U.S. Real Estate ETF	(29)	(2,276)
Johnson & Johnson	(402)	(50,069)
JPMorgan Chase & Co.	(409)	(35,927)
Merck & Co., Inc.	(687)	(43,652)
Mettler-Toledo International, Inc.	(126)	(60,343)
SPDR S&P 500 ETF Trust	(581)	(136,965)
SPDR S&P Regional Banking ETF	(645)	(35,223)
Waters Corp.	(309)	(48,300)
Total Reference Entity — Short		(890,354)
Net Value of Reference Entity — Citibank N.A.		$(468,813)

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Credit Suisse International, as of period end, expiration date 1/30/18-9/17/18:

	Shares	Value
Reference Entity — Long
Actelion Ltd.	16,648	$4,697,183
DH Corp.	49,102	$931,936
Mobileye NV	112,481	$6,906,333
Silver Bay Realty Trust Corp.	29,313	$629,350
Total Reference Entity — Long		13,164,802
Net Value of Reference Entity — Credit Suisse International		$13,164,802

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Goldman Sachs & Co., as of period end, expiration dates 8/23/17-8/21/18:

	Shares	Value
Reference Entity — Long
Brocade Communications Systems, Inc.	426,819	$5,326,701
Chemtura Corp.	37,768	1,261,451
Joy Global, Inc.	36,915	1,042,849
Level 3 Communications, Inc.	155,472	8,896,108
Monsanto Co.	5,464	618,525
PrivateBancorp, Inc.	2,875	170,689
Reynolds American, Inc.	185,132	11,667,019

	Shares	Value
WhiteWave Foods Co.	113,622	$ 6,379,875
Zeltiq Aesthetics, Inc.	46,527	2,587,366
Total Reference Entity — Long		37,950,583

Reference Entity — Short
British American Tobacco PLC	(97,380)	(6,458,242)
Canadian Imperial Bank of Commerce	(1,201)	(103,538)
CenturyLink, Inc.	(222,103)	(5,234,968)
Total Reference Entity — Short		(11,796,748)
Net Value of Reference Entity — Goldman Sachs & Co.		$26,153,835

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Goldman Sachs & Co., as of period end, expiration date 8/30/18:

	Shares	Value
Reference Entity — Long
Valley National Bancorp	100	1,180
Total Reference Entity — Long		1,180

Reference Entity — Short
Bank of America Corp.	(100)	(2,359)
Total Reference Entity — Short		(2,359)
Net Value of Reference Entity — Goldman Sachs & Co.		$(1,179)

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. International PLC, as of period end, expiration dates 5/11/18-12/24/19:

	Shares	Value
Reference Entity — Long
Actelion Ltd.	3,456	$975,100
Allied World Assurance Co. Holdings AG	22,271	1,182,590
B/E Aerospace, Inc.	119,976	7,691,661
Ceb, Inc.	14,619	1,149,053
Clayton Williams Energy, Inc.	9,892	1,306,535
Ixia	124,792	2,452,163
Mead Johnson Nutrition Co.	93,857	8,360,782
PrivateBancorp, Inc.	110,250	6,545,543
Reynolds American, Inc.	8,046	507,059
Suffolk Bancorp	36,852	1,489,189
Syngenta AG — ADR	61,642	5,455,317
Time Warner, Inc.	49,862	4,872,016
Valspar Corp.	8,090	897,505
VCA, Inc.	92,140	8,430,810
Total Reference Entity — Long		51,315,323

See Notes to Financial Statements.

BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2017	11

Schedule of Investments (continued)

	Shares	Value
Reference Entity — Short
AT&T Inc.	(49,139)	$(2,041,725)
British American Tobacco PLC	(4,232)	(280,666)
Canadian Imperial Bank of Commerce	(39,908)	(3,440,469)
Fairfax Financial Holdings Ltd.	(980)	(445,987)
Gartner, Inc.	(3,339)	(360,579)
Noble Energy, Inc.	(27,574)	(946,891)
People’s United Financial, Inc.	(82,077)	(1,493,801)
Rockwell Collins, Inc.	(36,917)	(3,586,856)
Total Reference Entity — Short		(12,596,974)
Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$38,718,349

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. International PLC, as of period end, expiration dates 6/01/18-9/19/19:

	Shares	Value
Reference Entity — Long
Humana, Inc.	2,300	$ 474,122
Reference Entity — Short
Atlassian Corp. PLC, Class A	(126)	(3,774)
Blackline, Inc.	(129)	(3,839)
Citigroup, Inc.	(496)	(29,671)
Coupa Software, Inc.	(152)	(3,861)
Dow Chemical Co.	(285)	(18,109)
HubSpot, Inc.	(63)	(3,815)
Materials Select Sector SPDR Fund	(516)	(27,044)
New Relic, Inc.	(103)	(3,818)
ServiceNow, Inc.	(44)	(3,849)
Splunk, Inc.	(61)	(3,800)
Tableau Software, Inc., Class A	(78)	(3,865)
Talend SA — ADR	(135)	(4,019)
Twilio, Inc., Class A	(127)	(3,665)
Westlake Chemical Corp.	(143)	(9,445)
Workday, Inc., Class A	(46)	(3,831)
Zendesk, Inc.	(139)	(3,898)
Total Reference Entity — Short		(130,303)
Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$ 343,819

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Assets — Derivative Financial Instruments
Swaps — OTC	Unrealized appreciation on OTC swaps	—	—	$4,373,032	—	—	—	$4,373,032

Liabilities — Derivative Financial Instruments
Options Written	Options written, at value	—	—	$ 29,051	—	—	—	$ 29,051
Swaps — OTC	Unrealized depreciation on OTC swaps	—	—	37,038	—	—	—	37,038
Swaps — centrally cleared	Net unrealized depreciation[1]	—	$10,817	—	—	—	—	10,817
Total		—	$10,817	$ 66,089	—	—	—	$ 76,906

[1]

Includes cumulative appreciation (depreciation) on centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the six months ended March 31, 2017, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Net Realized Gain (Loss) from:
Options purchased[1]	—	—	$ (11,007)	—	—	—	$ (11,007)
Options written	—	—	6,271	—	—	—	6,271
Swaps	—	$(51,648)	2,454,053	—	—	—	2,402,405
Total	—	$(51,648)	$2,449,317	—	—	—	$2,397,669

[1]	Options purchased are included in net realized gain (loss) from investments.

See Notes to Financial Statements.

12	BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2017

Schedule of Investments (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	—	—	$45,674	—	—	—	$45,674
Swaps	—	$(5,036)	3,277,792	—	—	—	3,272,756
Total	—	$(5,036)	$3,323,466	—	—	—	$3,318,430

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$2,013
Average value of option contracts written	$49,995
Credit default swaps:
Average notional value — buy protection	$1,100,000
Total return swaps:
Average notional value	$120,393,052

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	—	$29,051
Swaps — Centrally cleared	—	264
Swaps — OTC[1]	$4,373,032	37,038
Total derivative assets and liabilities in the Statement of Assets and Liabilities	$4,373,032	$66,353
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(264)
Total derivative assets and liabilities subject to an MNA	$4,373,032	$66,089

[1]	Includes unrealized appreciation (depreciation) on OTC swaps in the Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Citibank N.A	$1,571,206	$(37,038)	—	$(1,534,168)	—
Credit Suisse International	215,100	—	—	—	$ 215,100
Goldman Sachs & Co.	570,385	—	—	(520,000)	50,385
Morgan Stanley & Co. International PLC	2,016,341		—	(830,000)	1,186,341

Total	$4,373,032	$(37,038)	—	$(2,884,168)	$1,451,826

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Citibank N.A	$37,038	$(37,038)	—	—	—
JPMorgan Chase Bank N.A	29,051	—	—	—	$29,051

Total	$66,089	$(37,038)	—	—	$29,051

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

See Notes to Financial Statements.

BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2017	13

Schedule of Investments (concluded)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$3,597,402	—	—	$3,597,402
Corporate Bonds[1]	—	$1,498,765	—	1,498,765
Floating Rate Loan Interests	—	8,741,004	—	8,741,004
Short-Term Securities:
Borrowed Bond Agreements	—	206,000	—	206,000
Money Market Funds	109,323,541	—	—	109,323,541
Liabilities:
Borrowed Bonds	—	(194,500)	—	(194,500)

Total	$112,920,943	$ 10,251,269	—	$123,172,212

Derivative Financial Instruments[2]
Assets:
Equity contracts	—	$ 4,373,032	—	$4,373,032
Liabilities:
Credit contracts	—	(10,817)	—	(10,817)
Equity contracts	—	(66,089)	—	(66,089)

Total	—	$4,296,126	—	$4,296,126

[1]	See above Schedule of Investments for values in each industry.

[2]	Derivative financial instruments are swaps and options written. Swaps are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

During the six months ended March 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

14	BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2017

Statement of Assets and Liabilities

March 31, 2017 (Unaudited)

Assets
Investments at value — unaffiliated (cost — $13,713,189)	$14,043,171
Investments at value — affiliated (cost — $109,323,541)	109,323,541
Cash pledged for centrally cleared swaps	41,000
Foreign currency at value (cost — $1,316)	1,294
Receivables:
Investments sold	6,877
Swaps	402,188
Capital shares sold	173,694
Dividends — affiliated	45,963
Dividends — unaffiliated	9,845
Interest — unaffiliated	42,259
From the Manager	8,962
Unrealized appreciation on OTC swaps	4,373,032
Prepaid expenses	37,623

Total assets	128,509,449

Liabilities
Bank overdraft	108,714
Cash received as collateral for OTC derivatives	2,980,000
Borrowed bonds at value (proceeds — $208,996)	194,500
Options written at value (premiums received — $74,725)	29,051
Payables:
Swaps	1,048
Investments purchased	1,252,083
Capital shares redeemed	174,533
Interest expense	5,875
Investment advisory fees	116,353
Officer’s and Directors’ fees	3,999
Other accrued expenses	73,032
Other affiliates	303
Service and distribution fees	11,993
Variation margin on centrally cleared swaps	264
Unrealized depreciation on OTC swaps	37,038

Total liabilities	4,988,786

Net Assets	$123,520,663

Net Assets Consist of
Paid-in capital	$117,014,123
Accumulated net investment loss	(468,828)
Undistributed net realized gain	2,260,061
Net unrealized appreciation (depreciation)	4,715,307

Net Assets	$123,520,663

Net Asset Value
Institutional — Based on net assets of $85,831,323 and 9,353,343 shares outstanding, 400,000,000 shares authorized, $0.10 par value	$9.18

Investor A — Based on net assets of $31,204,892 and 3,527,309 shares outstanding, 300,000,000 shares authorized, $0.10 par value	$8.85

Investor C — Based on net assets of $6,484,448 and 804,569 shares outstanding, 400,000,000 shares authorized, $0.10 par value	$8.06

See Notes to Financial Statements.

BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2017	15

Statement of Operations

Six Months Ended March 31, 2017 (Unaudited)

Investment Income
Interest — unaffiliated	$201,061
Dividends — affiliated	171,196
Dividends — unaffiliated	26,326

Total investment income	398,583

Expenses
Investment advisory	681,073
Service and distribution — class specific	66,452
Transfer agent — class specific	52,801
Professional	33,860
Registration	29,346
Printing	16,734
Accounting services	14,055
Officer and Directors	6,323
Custodian	5,428
Miscellaneous	9,922

Total expenses excluding interest expense	915,994
Interest expense	14,351

Total expenses	930,345

Less:
Fees waived and/or reimbursed by the Manager	(33,110)
Transfer agent fees waived and/or reimbursed — class specific	(29,824)

Total expenses after fees waived and/or reimbursed	867,411

Net investment loss	(468,828)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	644,405
Capital gain distributions received from affiliated investment companies	498
Foreign currency transactions	(48,987)
Swaps	2,402,405
Options written	6,271
Borrowed bonds	(1,936)

3,002,656

Net change in unrealized appreciation (depreciation) on:
Investments	134,914
Foreign currency translations	3,229
Swaps	3,272,756
Options written	45,674
Borrowed bonds	50,206

3,506,779

Total realized and unrealized gain	6,509,435

Net Increase in Net Assets Resulting from Operations	$6,040,607

See Notes to Financial Statements.

16	BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2017

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016

Operations
Net investment loss	$(468,828)	$(626,079)
Net realized gain	3,002,656	1,481,343
Net change in unrealized appreciation (depreciation)	3,506,779	1,974,861

Net increase in net assets resulting from operations	6,040,607	2,830,125

Distributions to Shareholders[1]
From net realized gain:
Institutional	(895,189)	(485,623)
Investor A	(245,734)	(672,433)
Investor C	—	(427,844)

Decrease in net assets resulting from distributions to shareholders	(1,140,923)	(1,585,900)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	9,939,065	82,940,951
Capital contributions — affiliated[2]	—	112,578

	9,939,065	83,053,529

Net Assets
Total increase in net assets	14,838,749	84,297,754
Beginning of period	108,681,914	24,384,160

End of period	$123,520,663	$108,681,914

Accumulated net investment loss, end of period	$(468,828)	—

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[2]	See Note 11 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2017	17

Financial Highlights

	Institutional
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$8.80	$8.94	$14.55	$12.48	$10.58	$8.11

Net investment income (loss)[1]	(0.03)	(0.06)	(0.04)	(0.01)	0.01	0.03
Net realized and unrealized gain	0.51	0.46	0.60	2.08	1.90	2.44

Net increase from investment operations	0.48	0.40	0.56	2.07	1.91	2.47

Distributions:[2]
From net investment income	—	—	—	—	(0.01)	—
From net realized gain	(0.10)	(0.58)	(6.17)	—	—	—

Total distributions	(0.10)	(0.58)	(6.17)	—	(0.01)	—

Capital contributions — affiliated[3]	—	0.04	—	—	—	—

Net asset value, end of period	$9.18	$8.80	$8.94	$14.55	$12.48	$10.58

Total Return[4]
Based on net asset value	5.48%[5]	5.11%[6]	2.28%	16.59%	18.03%	30.46%

Ratios to Average Net Assets[7]
Total expenses	1.50%[8]	1.58%	2.54%	2.35%	2.41%	2.51%

Total expenses after fees waived and/or reimbursed	1.41%[8]	1.42%	1.89%	2.08%	2.12%	2.25%

Total expenses after fees waived and/or reimbursed and excluding dividend expense	1.41%[8]	1.42%	1.65%	1.66%	1.72%	1.86%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, stock loan fees and interest expense	1.38%[8]	1.38%	1.38%	1.38%	1.41%	1.50%

Net investment income (loss)	(0.70)%[8]	(0.67)%	(0.26)%	(0.05)%	0.07%	0.29%

Supplemental Data
Net assets, end of period (000)	$85,831	$76,046	$8,077	$15,497	$15,373	$12,050

Portfolio turnover rate	152%[9]	233%[9]	81%[9]	44%	65%	172%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Payment received from affiliates related to certain shareholder transactions.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes payment received from affiliates, which impacted the Fund’s total return. Excluding the payment from affiliates, the Fund’s total return is 4.64%.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012
Investments in underlying funds	0.15%	0.16%	0.04%	—	—	—

[8]	Annualized.

[9]	Excludes underlying investments in total return swaps.

See Notes to Financial Statements.

18	BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2017

Financial Highlights (continued)

	Investor A
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$8.48	$8.65	$14.31	$12.30	$10.46	$8.04

Net investment loss[1]	(0.04)	(0.07)	(0.07)	(0.04)	(0.03)	(0.00)[2]
Net realized and unrealized gain	0.49	0.44	0.58	2.05	1.87	2.42

Net increase from investment operations	0.45	0.37	0.51	2.01	1.84	2.42

Distributions from net realized gain[3]	(0.08)	(0.58)	(6.17)	—	—	—

Capital contributions — affiliated[4]	—	0.04	—	—	—	—

Net asset value, end of period	$8.85	$8.48	$8.65	$14.31	$12.30	$10.46

Total Return[5]
Based on net asset value	5.31%[6]	4.92%[7]	1.91%	16.34%	17.59%	30.10%

Ratios to Average Net Assets[8]
Total expenses	1.82%[9]	1.92%	2.85%	2.64%	2.65%	2.79%

Total expenses after fees waived and/or reimbursed	1.67%[9]	1.70%	2.12%	2.35%	2.42%	2.59%

Total expenses after fees waived and/or reimbursed and excluding dividend expense	1.67%[9]	1.70%	1.90%	1.93%	2.02%	2.19%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, stock loan fees and interest expense	1.65%[9]	1.65%	1.65%	1.65%	1.71%	1.80%

Net investment loss	(0.97%)[9]	(0.88)%	(0.55)%	(0.32)%	(0.24)%	(0.02)%

Supplemental Data
Net assets, end of period (000)	$31,205	$26,523	$10,143	$12,238	$17,792	$15,935

Portfolio turnover rate	152%[10]	233%[10]	81%[10]	44%	65%	172%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Payment received from affiliates related to certain shareholder transactions.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes payment received from affiliates, which impacted the Fund’s total return. Excluding the payment from affiliates, the Fund’s total return is 4.43%.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012
Investments in underlying funds	0.15%	0.16%	0.04%	—	—	—

[9]	Annualized.

[10]	Excludes underlying investments in total return swaps.

See Notes to Financial Statements.

BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2017	19

Financial Highlights (concluded)

	Investor C
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$7.69	$7.94	$13.70	$11.87	$10.16	$7.87

Net investment loss[1]	(0.07)	(0.12)	(0.16)	(0.14)	(0.10)	(0.07)
Net realized and unrealized gain	0.44	0.41	0.57	1.97	1.81	2.36

Net increase from investment operations	0.37	0.29	0.41	1.83	1.71	2.29

Distributions from net realized gain[2]	—	(0.58)	(6.17)	—	—	—

Capital contributions — affiliated[3]	—	0.04	—	—	—	—

Net asset value, end of period	$8.06	$7.69	$7.94	$13.70	$11.87	$10.16

Total Return[4]
Based on net asset value	4.81%[5]	4.32%[6]	1.16%	15.42%	16.83%	29.10%

Ratios to Average Net Assets[7]
Total expenses	2.60%[8]	2.74%	3.61%	3.44%	3.46%	3.57%

Total expenses after fees waived and/or reimbursed	2.42%[8]	2.43%	2.86%	3.09%	3.14%	3.28%

Total expenses after fees waived and/or reimbursed and excluding dividend expense	2.42%[8]	2.43%	2.64%	2.67%	2.74%	2.88%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, stock loan fees and interest expense	2.39%[8]	2.39%	2.39%	2.39%	2.43%	2.50%

Net investment loss	(1.72)%[8]	(1.57)%	(1.28)%	(1.06)%	(0.95)%	(0.70)%

Supplemental Data
Net assets, end of period (000)	$6,484	$6,112	$6,165	$7,636	$7,133	$6,587

Portfolio turnover rate	152%[9]	233%	81%[9]	44%	65%	172%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Payment received from affiliates related to certain shareholder transactions.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes payment received from affiliates, which impacted the Fund’s total return. Excluding the payment from affiliates, the Fund’s total return is 3.78%.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012
Investments in underlying funds	0.15%	0.16%	0.04%	—	—	—

[8]	Annualized.

[9]	Excludes underlying investments in total return swaps.

See Notes to Financial Statements.

20	BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2017

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Large Cap Series Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), The Corporation is registered as a diversified, open-end management investment company. The Corporation is organized as a Maryland corporation. BlackRock Event Driven Equity Fund (the “Fund”) is a series of the Corporation, although the Fund may invest in companies with any capitalization. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., options written and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2017	21

Notes to Financial Statements (continued)

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s presentation in the Statement of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be on a modified applied retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Corporation (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

22	BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2017

Notes to Financial Statements (continued)

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2017	23

Notes to Financial Statements (continued)

4. Securities and Other Investments:

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result to proceeds from the sale to not be readily available for the Fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Fund to the extent that it invests in floating rate loan interest. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Inter-bank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of the Fund’s investment policies.

When the Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. The Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and the Fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. The Fund may also experience delays in gaining access to the collateral.

Borrowed bond agreements are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With borrowed bond agreements, typically the Fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

24	BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2017

Notes to Financial Statements (continued)

As of period end, the following table is a summary of the Fund’s open borrowed bond agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements[1]	Borrowed Bonds at Value including Accrued Interest[2]	Net Exposure Due (to)/from Counterparty[3]
RBC Capital Markets, LLC	$206,000	$(200,375)	$5,625

[1]	Included in investments at value-unaffiliated in the Statement of Assets and Liabilities.

[2]	Includes accrued interest on borrowed bonds in the amount of $5,875 which is included in interest expense payable in the Statement of Assets and Liabilities.

[3]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

When the Fund enters into MRA and International Swaps and Derivatives Association, Inc. (an “ISDA”) and/or Master Securities Lending Agreements (“MSLA”) with the same counterparty, the agreements may contain a set-off provision allowing the fund to offset a net amount payable with a net amount receivable upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, regardless of the contractual rights included in an MRA, such laws may prohibit the Fund from setting off amounts owed to a defaulting counterparty under an MRA against amounts owed to the Fund by affiliates of the defaulting counterparty. However, the insolvency regimes of many jurisdictions generally permit set-off of simultaneous payables and receivables with the same legal entity under certain types of financial contracts. These rules would apply upon a default of the legal entity, regardless of the existence of a contractual set-off right in those contracts.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Short Sale Transactions: In short sale transactions, the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty interest on the security sold short, which, if applicable, is shown as interest expense in the Statement of Operations. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which the Fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2017	25

Notes to Financial Statements (continued)

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Fund enters into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or issuers to which it is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Total return swaps — The Fund enters into total return swaps to obtain exposure to a portfolio of long and short securities without owning such securities.

Under the terms of a contract, the swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

26	BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2017

Notes to Financial Statements (continued)

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an ISDA. Master Agreement or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Corporation, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentage of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	1.20%
$1 Billion - $3 Billion	1.13%
$3 Billion - $5 Billion	1.08%
$5 Billion - $10 Billion	1.04%
Greater than $10 Billion	1.02%

Service and Distribution Fees: The Corporation, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2017	27

Notes to Financial Statements (continued)

	Service Fees	Distribution Fees
Investor A	0.25%	—
Investor C	0.25%	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the six months ended March 31, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Total
$36,445	$30,007	$66,452

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months end March 31, 2017, the Fund paid $194 to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended March 31, 2017, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Total
$165	$605	$399	$1,169

For the six months ended March 31, 2017, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Investor A	Investor C	Total
$27,241	$20,469	$5,091	$52,801

Other Fees: For the six months ended March 31, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $1,858.

For the six months ended March 31, 2017, affiliates received CDSCs with respect to the Fund’s Investor C Shares of $748.

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	1.38%
Investor A	1.65%
Investor C	2.39%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through January 31, 2018, unless approved by the Board, including a majority of the independent directors who are not “interested persons” of the Corporation, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended March 31, 2017, the Manager waived and/or reimbursed $1,224, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived by the Manager in the Statement of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in the fees waived by the Manager in the Statement of Operations. For the six months ended March 31, 2017, the Manager waived $31,886.

The Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective January 27, 2017, the waiver

28	BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2017

Notes to Financial Statements (continued)

became contractual through January 31, 2018. This contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended March 31, 2017, there were no fees waived by the Manager.

Class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Investor C	Total
Transfer agent fees waived and/or reimbursed	$13,653	$12,479	$3,692	$29,824

For the six months ended March 31, 2017, the Fund reimbursed the Manager $689 for certain accounting services, which is included in accounting services in the Statement of Operations.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2017, the Fund did not participate in the Interfund Lending Program.

Officers and Directors: Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Corporation’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

7. Purchases and Sales:

For the six months ended March 31, 2017, purchases and sales of investments, excluding short-term securities, were $23,663,128 and $20,029,345, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended September 30, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of March 31, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$123,781,000

Gross unrealized appreciation	$536,036
Gross unrealized depreciation	(950,324)

Net unrealized depreciation	$(414,288)

9. Bank Borrowings:

The Corporation, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment

BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2017	29

Notes to Financial Statements (continued)

amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2017, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

30	BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2017

Notes to Financial Statements (concluded)

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,196,510	$19,653,394	13,361,386	$116,925,451
Shares issued in reinvestment of distributions	100,225	884,991	51,880	441,493
Shares redeemed	(1,583,399)	(14,039,486)	(5,676,980)	(51,032,631)

Net increase	713,336	$6,498,899	7,736,286	$ 66,334,313

Investor A
Shares sold	1,508,307	$12,882,627	3,129,963	$ 26,427,621
Shares issued in reinvestment of distributions	28,058	238,518	80,512	661,808
Shares redeemed	(1,136,410)	(9,765,064)	(1,255,453)	(10,603,835)

Net increase	399,955	$3,356,081	1,955,022	$ 16,485,594

Investor C
Shares sold	281,924	$2,212,455	376,431	$ 2,885,134
Shares issued in reinvestment of distributions	—	—	54,311	406,786
Shares redeemed	(272,627)	(2,128,370)	(411,385)	(3,170,876)

Net increase	9,297	$84,085	19,357	$ 121,044

Total Net Increase	1,122,588	$9,939,065	9,710,665	$82,940,951

During the year ended September 30, 2016, the Fund received $112,578 from affiliates, reflected as Capital contributions — affiliated in the Statement of Changes in Net Assets, to adjust paid-in capital related to certain shareholder transactions.

12. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 20, 2017, the credit agreement was extended until April 2018 under the same terms.

BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2017	31

Officers and Directors

Rodney D. Johnson, Chair of the Board and Director

Susan J. Carter, Director

Collette Chilton, Director

Neil A. Cotty, Director

Cynthia A. Montgomery, Director

Joseph P. Platt, Director

Robert C. Robb, Jr., Director

Mark Stalnecker, Director

Kenneth L. Urish, Director

Claire A. Walton, Director

Frederick W. Winter, Director

Barbara G. Novick, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective December 31, 2016, David O. Beim and Dr. Matina S. Horner retired as Directors of the Corporation.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Custodian Brown Brothers Harriman & Co. Boston, MA 02109	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Corporation 100 Bellevue Parkway Wilmington, DE 19809

Legal Counsel	Independent Registered Public	Accounting Agent and
Sidley Austin LLP	Accounting Firm	Transfer Agent
New York, NY 10019	Deloitte & Touche LLP	BNY Mellon Investment
	Philadelphia, PA 19103	Servicing (US) Inc.
Wilmington, DE 19809

32	BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2017

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washing-ton, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http:// www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2017	33

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

34	BLACKROCK EVENT DRIVEN EQUITY FUND	MARCH 31, 2017

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EDE-3/17-SAR

MARCH 31, 2017

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Large Cap Series Funds, Inc.

▶   BlackRock Large Cap Core Fund

▶   BlackRock Large Cap Growth Fund

▶   BlackRock Large Cap Value Fund

▶   BlackRock Large Cap Value Retirement Portfolio

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended March 31, 2017, risk assets, such as stocks and high-yield bonds, delivered strong performance, while U.S. Treasuries and other higher-quality assets generated negative returns. Markets showed great resilience during a period with big surprises, including the United Kingdom’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. The more rate-sensitive high-quality assets, however, struggled as rising energy prices, modest wage increases and steady U.S. job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and uncertainty. Reflationary expectations accelerated after the U.S. election and continued into the beginning of 2017, stoked by expectations for an extra boost to U.S. growth via fiscal policy. The primary tension surfacing in markets in 2017 has been between reflationary expectations and the realities of fiscal and monetary policy. Markets have been turning their attention to the Fed’s outlook for additional interest rate hikes, while assessing the probability of Congress passing meaningful fiscal stimulus amid political division and a limited budget.

Although economic momentum is gaining traction, the capacity for rapid global growth is restrained by structural factors, including an aging population, low productivity growth and excess savings, as well as cyclical factors, like the Fed leaning toward higher interest rates and the length of the current expansion. Tempered economic growth and high valuations across most assets have set the stage for muted long-term investment returns going forward.

Equity markets still present opportunities, although the disparity between winners and losers is widening — a dynamic that increases the risk and return potential of active investing. Fixed income investors are also facing challenges as bond markets recalibrate for higher inflation expectations after eight years of deflationary concerns. And in a world where political risk and policy uncertainty abound, there is no lack of potential catalysts for higher volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	10.12%	17.17%
U.S. small cap equities (Russell 2000® Index)	11.52	26.22
International equities (MSCI Europe, Australasia, Far East Index)	6.48	11.67
Emerging market equities (MSCI Emerging Markets Index)	6.80	17.21
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.19	0.36
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(6.08)	(3.97)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.18)	0.44
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(1.93)	0.55
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.50	16.39

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select ‘‘Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017	3

Fund Summary as of March 31, 2017	BlackRock Large Cap Core Fund

Investment Objective

BlackRock Large Cap Core Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

On March 23, 2017, the Board approved a proposal to change the name of BlackRock Large Cap Core Fund to BlackRock Advantage Large Cap Core Fund. The Board also approved certain changes to the Fund’s investment strategies. The Fund is a feeder fund in a “master/feeder” structure and invests all of its assets in Master Large Cap Core Portfolio (the “Master Portfolio”). The Fund and Master Portfolio currently have the same investment strategies. On March 23, 2017, the Board of the Master Portfolio approved a proposal to change the name of the Master Portfolio to Master Advantage Large Cap Core Portfolio and approved the same changes to the Master Portfolio’s investment strategies. These changes are expected to become effective on or about June 12, 2017.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2017, the Fund, through its investment in Master Large Cap Core Portfolio (the “Portfolio”), outperformed its benchmark, the Russell 1000® Index.

What factors influenced performance?

•

At the sector level, financials was the prime contributor to relative performance. Bank holdings, led by Bank of America Corp., strongly outperformed, particularly following the U.S. presidential election, as investors positioned for improving future earnings power driven by higher economic growth, inflation, corporate tax reform and interest rates, as well as a softening of regulations that could lead to accelerating capital returns and potentially lower legal and compliance costs.

•

Consumer finance name SLM Corp. also added value in the sector. Shares outperformed as the “bear case” scenario of government subsidized tuition plans, as proposed by the Clinton campaign, was eliminated with a Trump victory. Moreover, Trump has proposed restoring private sector participation in student financing, which holds the potential to materially expand the market for private student loans, where SLM holds a dominant 50%+ market share. Notably, recent quarterly results suggest that SLM continues to gain share within the private student loan market, leading to near-best-in-class loan growth among mid-sized bank peers, while the investment adviser has not seen any diminution in the company’s credit standards.

•

Information technology (“IT”) was a second source of strength, in particular semiconductors, where Lam Research Corp. was a standout. Lam continues to perform well on the back of strong execution and growing demand for its products, driven by the build-out of 3D NAND capacity, for which the company is a key supplier. The valuation remains low, reflecting ongoing concerns that this may be the peak of the cycle, resulting in strong stock performance while the fundamentals continue to improve.

•	Additional contributions came from stock selection in consumer discretionary and an underweight to the real estate sector.

•	Conversely, the main detractor from performance in the six months was health care, due to weakness within the pharmaceutical and biotechnology segments.
•

Mallinckrodt PLC and Teva Pharmaceutical Industries Ltd. were the largest detractors in pharmaceuticals. Mallinckrodt’s stock performance has been dominated by headlines on U.S. pricing pressures and skepticism around the sustainability of Medicare coverage of the company’s most important product, Achtar. Teva had numerous negative developments that undermined the investment adviser’s conviction in the investment thesis. The generics segment remains challenged by a slowing pace of approvals and broad price pressure, while Teva’s main brand product Copaxone has lost its patent protection and is likely to see generic competition in the coming quarters.

•

Within biotechnology, the position in Gilead Sciences Inc. weighed. Gilead continues to execute well in its HIV business segment, but is facing significant uncertainty in the HCV (Hepatitis C) business following several years of exceptional revenue growth. In the recent quarter, the company reset expectations for its HCV franchise by guiding to a much faster erosion of HCV revenue in 2017. While lower guidance was expected, the magnitude was a surprise and led to share weakness. The investment adviser believes that Gilead’s current guidance may prove conservative and anticipates positive developments in the company’s pipeline, as well as a more aggressive capital allocation strategy.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the six-month period, the Portfolio’s weighting in the materials and IT sectors increased, particularly within chemicals and semiconductors, respectively. Financials exposure also increased. The biggest reductions were in the consumer staples and health care sectors, largely with respect to food products and pharmaceuticals.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Index, the Portfolio ended the period with its largest sector overweights in IT and consumer discretionary. Industrials and real estate were the most significant underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017

BlackRock Large Cap Core Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Portfolio, a series of Master Large Cap Series LLC. The Portfolio invests at least 80% of its assets in equity securities, primarily common stock, of large cap companies located in the United States that the investment adviser selects from among those that are, at the time of purchase, included in the Russell 1000® Index.

[3]

An index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Performance Summary for the Period Ended March 31, 2017
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	14.19%	19.55%	N/A	12.43%	N/A	5.78%	N/A
Service	13.85	18.84	N/A	11.96	N/A	5.45	N/A
Investor A	14.03	19.25	12.99%	12.10	10.89%	5.52	4.95%
Investor B	13.52	18.19	13.69	11.16	10.90	4.83	4.83
Investor C	13.54	18.21	17.21	11.15	11.15	4.61	4.61
Class R	13.83	18.86	N/A	11.73	N/A	5.13	N/A
Russell 1000® Index	10.09	17.43	N/A	13.26	N/A	7.58	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,041.90	$ 4.65	$1,000.00	$1,020.59	$4.38	0.87%
Service	$1,000.00	$1,138.50	$ 7.30	$1,000.00	$1,018.10	$6.89	1.37%
Investor A	$1,000.00	$1,140.30	$ 6.08	$1,000.00	$1,019.25	$5.74	1.14%
Investor B	$1,000.00	$1,135.20	$10.49	$1,000.00	$1,015.11	$9.90	1.97%
Investor C	$1,000.00	$1,135.40	$10.49	$1,000.00	$1,015.11	$9.90	1.97%
Class R	$1,000.00	$1,138.30	$ 7.62	$1,000.00	$1,017.80	$7.19	1.43%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Portfolio, the expense table reflects the net expenses of both the Fund and the Portfolio in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017	5

Fund Summary as of March 31, 2017	BlackRock Large Cap Growth Fund

Investment Objective

BlackRock Large Cap Growth Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

On March 23, 2017, the Board approved a proposal to change the name of BlackRock Large Cap Growth Fund to BlackRock Large Cap Focus Growth Fund. The Board also approved certain changes to the Fund’s investment strategies. The Fund is a feeder fund in a “master/feeder” structure and invests all of its assets in Master Large Cap Growth Portfolio (the “Master Portfolio”). The Fund and Master Portfolio currently have the same investment strategies. On March 23, 2017, the Board of the Master Portfolio approved a proposal to change the name of the Master Portfolio to Master Large Cap Focus Growth Portfolio and approved the same changes to the Master Portfolio’s investment strategies. These changes are expected to become effective on or about June 12, 2017.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2017, the Fund, through its investment in Master Large Cap Growth Portfolio (the “Portfolio”), outperformed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

•

At the sector level, information technology (“IT”) was the prime contributor to relative performance, led by semiconductor names Lam Research Corp. and NVIDIA Corp. Lam continues to perform well on the back of strong execution and growing demand for its products, driven by the build-out of 3D NAND capacity, for which the company is a key supplier. The valuation remains low, reflecting ongoing concerns that this may be the peak of the cycle, resulting in strong stock performance while the fundamentals continue to improve. NVIDIA reported excellent financial results. The company is at the epicenter of two powerful secular trends — the rise of machine learning in the datacenter and of gaming on the PC. In both cases, NVIDIA sells the GPUs (graphics processing units) that dramatically improve experience and efficiency, and also has the proprietary software platform that developers build on. Strong demand in both of these areas led to very strong earnings and guidance, substantially beating market expectations.

•

Financials was a second source of strength, in particular consumer finance, where SLM Corp. was a standout. Shares outperformed as the “bear case” scenario of government subsidized tuition plans, as proposed by the Clinton campaign, was eliminated with a Trump victory. Moreover, Trump has proposed restoring private sector participation in student financing, which holds the potential to materially expand the market for private student loans, where SLM holds a dominant 50%+ market share. Notably, recent quarterly results suggest that SLM continues to gain share within the private student loan market, leading to near-best-in-class loan growth among mid-sized bank peers, while the investment adviser has not seen any diminution in the company’s credit standards.

•	Additional contributions came from industrials, where an overweight to airlines proved most advantageous.

•	Conversely, the main detractor from performance in the six months was health care, due to weakness within the biotechnology and pharmaceutical segments.
•

Gilead Sciences Inc. and Biogen Inc. were the largest detractors in bio-technology. Gilead continues to execute well in its HIV business segment, but is facing significant uncertainty in the HCV (Hepatitis C) business following several years of exceptional revenue growth. In the recent quarter, the company reset expectations for its HCV franchise by guiding to a much faster erosion of HCV revenue in 2017. While lower guidance was expected, the magnitude was a surprise and led to share weakness. The investment adviser believes that Gilead’s current guidance may prove conservative and anticipates positive developments in the company’s pipeline, as well as a more aggressive capital allocation strategy. Biogen beat earnings forecasts on inline revenue. Shares reacted positively following the announcement, but subsequently gave back most of the gains as concerns over potential pressure on pharmaceutical prices started to dominate headlines.

•

Within pharmaceuticals, the position in Teva Pharmaceutical Industries Ltd. weighed. Teva had numerous negative developments that undermined the investment adviser’s conviction in the investment thesis. The generics segment remains challenged by a slowing pace of approvals and broad price pressure, while Teva’s main brand product Copaxone has lost its patent protection and is likely to see generic competition in the coming quarters.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the six-month period, the Portfolio’s weighting in the IT sector notably increased, particularly within software, semiconductors and hardware. The biggest reduction was in the consumer staples sector, largely with respect to food products. Materials saw declines as well.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Growth Index, the Portfolio ended the period with its largest sector overweight in IT, followed by health care and financials. Industrials was the most significant underweight, followed by real estate and consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017

BlackRock Large Cap Growth Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Portfolio, a series of Master Large Cap Series LLC. The Portfolio invests at least 80% of its assets in equity securities, primarily common stock, of large cap companies located in the United States that the investment adviser selects from among those that are, at the time of purchase, included in the Russell 1000® Growth Index.

[3]

An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended March 31, 2017
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	13.16%	17.40%	N/A	12.75%	N/A	7.58%	N/A
Service	13.04	17.14	N/A	12.43	N/A	7.31	N/A
Investor A	13.13	17.15	11.00%	12.43	11.22%	7.26	6.68%
Investor B	12.58	16.18	11.68	11.50	11.24	6.57	6.57
Investor C	12.56	16.10	15.10	11.53	11.53	6.40	6.40
Class R	12.95	16.85	N/A	12.13	N/A	6.94	N/A
Russell 1000® Growth Index	10.01	15.76	N/A	13.32	N/A	9.13	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2017	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2017	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,131.60	$ 4.46	$1,000.00	$1,020.74	$4.23	0.84%
Service	$1,000.00	$1,130.40	$ 6.00	$1,000.00	$1,019.30	$5.69	1.13%
Investor A	$1,000.00	$1,131.30	$ 6.00	$1,000.00	$1,019.30	$5.69	1.13%
Investor B	$1,000.00	$1,125.80	$10.33	$1,000.00	$1,015.21	$9.80	1.95%
Investor C	$1,000.00	$1,125.60	$10.33	$1,000.00	$1,015.21	$9.80	1.95%
Class R	$1,000.00	$1,129.50	$ 7.33	$1,000.00	$1,018.05	$6.94	1.38%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Portfolio, the expense table reflects the net expenses of both the Fund and the Portfolio in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017	7

Fund Summary as of March 31, 2017	BlackRock Large Cap Value Fund

Investment Objective

BlackRock Large Cap Value Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

On March 23, 2017, the Board approved a proposal to change the name of BlackRock Large Cap Value Fund to BlackRock Advantage Large Cap Value Fund. The Board also approved certain changes to the Fund’s investment strategies. The Fund is a feeder fund in a “master/feeder” structure and invests all of its assets in Master Large Cap Value Portfolio (the “Master Portfolio”). The Fund and Master Portfolio currently have the same investment strategies. On March 23, 2017, the Board of the Master Portfolio approved a proposal to change the name of the Master Portfolio to Master Advantage Large Cap Value Portfolio and approved the same changes to the Master Portfolio’s investment strategies. These changes are expected to become effective on or about June 12, 2017.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2017, the Fund, through its investment in Master Large Cap Value Portfolio (the “Portfolio”), outperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

•

At the sector level, financials was the prime contributor to relative performance. Bank holdings, led by Bank of America Corp., strongly outperformed, particularly following the U.S. presidential election, as investors positioned for improving future earnings power driven by higher economic growth, inflation, corporate tax reform and interest rates, as well as a softening of regulations that could lead to accelerating capital returns and potentially lower legal and compliance costs.

•

Consumer finance name SLM Corp. also added value in the sector. Shares outperformed as the “bear case” scenario of government subsidized tuition plans, as proposed by the Clinton campaign, was eliminated with a Trump victory. Moreover, Trump has proposed restoring private sector participation in student financing, which holds the potential to materially expand the market for private student loans, where SLM holds a dominant 50%+ market share. Notably, recent quarterly results suggest that SLM continues to gain share within the private student loan market, leading to near-best-in-class loan growth among mid-sized bank peers, while the investment adviser has not seen any diminution in the company’s credit standards.

•

Information technology (“IT”) was a second source of strength, in particular semiconductors, where Lam Research Corp. was a standout. Lam continues to perform well on the back of strong execution and growing demand for its products, driven by the build-out of 3D NAND capacity, for which the company is a key supplier. The valuation remains low, reflecting ongoing concerns that this may be the peak of the cycle, resulting in strong stock performance while the fundamentals continue to improve.

•	Additional contributions came from stock selection in energy and consumer discretionary, as well as an underweight to the real estate sector.

•	Conversely, the main detractor from performance in the six months was health care, due to weakness within the pharmaceutical and biotechnology segments.
•

Teva Pharmaceutical Industries Ltd. and Mallinckrodt PLC were the largest detractors in pharmaceuticals. Teva had numerous negative developments that undermined the investment adviser’s conviction in the investment thesis. The generics segment remains challenged by a slowing pace of approvals and broad price pressure, while Teva’s main brand product Copaxone has lost its patent protection and is likely to see generic competition in the coming quarters. Mallinckrodt’s stock performance has been dominated by headlines on U.S. pricing pressures and skepticism around the sustainability of Medicare coverage of the company’s most important product, Achtar.

•

Within biotechnology, the position in Gilead Sciences Inc. weighed. Gilead continues to execute well in its HIV business segment, but is facing significant uncertainty in the HCV (Hepatitis C) business following several years of exceptional revenue growth. In the recent quarter, the company reset expectations for its HCV franchise by guiding to a much faster erosion of HCV revenue in 2017. While lower guidance was expected, the magnitude was a surprise and led to share weakness. The investment adviser believes that Gilead’s current guidance may prove conservative and anticipates positive developments in the company’s pipeline, as well as a more aggressive capital allocation strategy.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the six-month period, the Portfolio’s weighting increased within industrials, particularly machinery and professional services. Materials exposure also increased, mainly chemicals. The biggest reduction was in the health care sector, largely with respect to pharmaceuticals and providers & services. Consumer staples and IT saw declines as well.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Value Index, the Portfolio ended the period with its largest sector overweights in consumer discretionary, IT and health care. The most significant underweights were real estate, utilities and consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017

BlackRock Large Cap Value Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Portfolio, a series of Master Large Cap Series LLC. The Portfolio invests at least 80% of its assets in equity securities, primarily common stock, of large cap companies located in the United States that the investment adviser selects from among those that are, at the time of purchase, included in the Russell 1000® Value Index.

[3]	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Performance Summary for the Period Ended March 31, 2017
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	14.01%	20.77%	N/A	11.99%	N/A	4.80%	N/A
Service	13.83	20.37	N/A	11.64	N/A	4.55	N/A
Investor A	13.87	20.39	14.07%	11.66	10.46%	4.50	3.94%
Investor B	13.24	19.29	14.79	10.66	10.40	3.79	3.79
Investor C	13.46	19.50	18.50	10.78	10.78	3.66	3.66
Class R	13.71	20.09	N/A	11.35	N/A	4.19	N/A
Russell 1000® Value Index	10.16	19.22	N/A	13.13	N/A	5.93	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,140.10	$ 4.70	$1,000.00	$1,020.54	$ 4.43	0.88%
Service	$1,000.00	$1,138.30	$ 6.24	$1,000.00	$1,019.10	$ 5.89	1.17%
Investor A	$1,000.00	$1,138.70	$ 6.19	$1,000.00	$1,019.15	$ 5.84	1.16%
Investor B	$1,000.00	$1,132.40	$11.96	$1,000.00	$1,013.71	$11.30	2.25%
Investor C	$1,000.00	$1,134.60	$10.22	$1,000.00	$1,015.36	$ 9.65	1.92%
Class R	$1,000.00	$1,137.10	$ 7.67	$1,000.00	$1,017.75	$ 7.24	1.44%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Portfolio, the expense table reflects the net expenses of both the Fund and the Portfolio in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017	9

Fund Summary as of March 31, 2017	BlackRock Large Cap Value Retirement Portfolio

Investment Objective

BlackRock Large Cap Value Retirement Portfolio’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

On March 23, 2017, the Board approved a proposal to change the name of BlackRock Large Cap Value Retirement Fund to BlackRock Advantage Large Cap Value Retirement Fund. The Board also approved certain changes to the Fund’s investment strategies. The Fund is a feeder fund in a “master/ feeder” structure and invests all of its assets in Master Large Cap Value Portfolio (the “Master Portfolio”). The Fund and Master Portfolio currently have the same investment strategies. On March 23, 2017, the Board of the Master Portfolio approved a proposal to change the name of the Master Portfolio to Master Advantage Large Cap Value Portfolio and approved the same changes to the Master Portfolio’s investment strategies. These changes are expected to become effective on or about June 12, 2017.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2017, the Fund, through its investment in Master Large Cap Value Portfolio (the “Portfolio”), outperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

•

At the sector level, financials was the prime contributor to relative performance. Bank holdings, led by Bank of America Corp., strongly outperformed, particularly following the U.S. presidential election, as investors positioned for improving future earnings power driven by higher economic growth, inflation, corporate tax reform and interest rates, as well as a softening of regulations that could lead to accelerating capital returns and potentially lower legal and compliance costs.

•

Consumer finance name SLM Corp. also added value in the sector. Shares outperformed as the “bear case” scenario of government subsidized tuition plans, as proposed by the Clinton campaign, was eliminated with a Trump victory. Moreover, Trump has proposed restoring private sector participation in student financing, which holds the potential to materially expand the market for private student loans, where SLM holds a dominant 50%+ market share. Notably, recent quarterly results suggest that SLM continues to gain share within the private student loan market, leading to near-best-in-class loan growth among mid-sized bank peers, while the investment adviser has not seen any diminution in the company’s credit standards.

•

Information technology (“IT”) was a second source of strength, in particular semiconductors, where Lam Research Corp. was a standout. Lam continues to perform well on the back of strong execution and growing demand for its products, driven by the build-out of 3D NAND capacity, for which the company is a key supplier. The valuation remains low, reflecting ongoing concerns that this may be the peak of the cycle, resulting in strong stock performance while the fundamentals continue to improve.

•	Additional contributions came from stock selection in energy and consumer discretionary, as well as an underweight to the real estate sector.

•	Conversely, the main detractor from performance in the six months was health care, due to weakness within the pharmaceutical and biotechnology segments.
•

Teva Pharmaceutical Industries Ltd. and Mallinckrodt PLC were the largest detractors in pharmaceuticals. Teva had numerous negative developments that undermined the investment adviser’s conviction in the investment thesis. The generics segment remains challenged by a slowing pace of approvals and broad price pressure, while Teva’s main brand product Copaxone has lost its patent protection and is likely to see generic competition in the coming quarters. Mallinckrodt’s stock performance has been dominated by headlines on U.S. pricing pressures and skepticism around the sustainability of Medicare coverage of the company’s most important product, Achtar.

•

Within biotechnology, the position in Gilead Sciences Inc. weighed. Gilead continues to execute well in its HIV business segment, but is facing significant uncertainty in the HCV (Hepatitis C) business following several years of exceptional revenue growth. In the recent quarter, the company reset expectations for its HCV franchise by guiding to a much faster erosion of HCV revenue in 2017. While lower guidance was expected, the magnitude was a surprise and led to share weakness. The investment adviser believes that Gilead’s current guidance may prove conservative and anticipates positive developments in the company’s pipeline, as well as a more aggressive capital allocation strategy.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the six-month period, the Portfolio’s weighting increased within industrials, particularly machinery and professional services. Materials exposure also increased, mainly chemicals. The biggest reduction was in the health care sector, largely with respect to pharmaceuticals and providers & services. Consumer staples and IT saw declines as well.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Value Index, the Portfolio ended the period with its largest sector overweights in consumer discretionary, IT and health care. The most significant underweights were real estate, utilities and consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017

BlackRock Large Cap Value Retirement Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including administration fees, if any.

[2]

The Fund invests all of its assets in the Portfolio, a series of Master Large Cap Series LLC. The Portfolio invests at least 80% of its assets in equity securities, primarily common stock, of large cap companies located in the United States that the investment adviser selects from among those that are, at the time of purchase, included in the Russell 1000® Value Index.

[3]	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

[4]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2017
		Average Annual Total Returns[5]
	6-Month Total Returns	1 Year	5 Years	Since Inception[6]
Institutional	14.12%	20.98%	12.23%	5.39%
Russell 1000® Value Index	10.16	19.22	13.13	6.77

[5]	See “About Fund Performance” on page 12 for a detailed description of the share class, including any related sales charges and fees.

[6]	The Fund commenced operations on January 3, 2008.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,141.20	$3.52	$1,000.00	$1,021.64	$3.33	0.66%

[7]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Portfolio, the expense example reflects the net expenses of both the Fund and the Portfolio in which it invests.

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017	11

About Fund Performance	BlackRock Large Cap Series Funds, Inc.

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors. Service Share performance results for BlackRock Large Cap Core Fund, prior to September 24, 2007, are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Service Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares are subject to a maximum CDSC of 4.50%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (“the Administrator”), each Fund’s Administrator, has contractually agreed, with respect to BlackRock Large Cap Growth Fund, BlackRock Large Cap Core Fund and BlackRock Large Cap Value Retirement Portfolio, and has voluntarily, agreed, with respect to BlackRock Large Cap Value Fund, to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. For BlackRock Large Cap Value Fund, the Administrator is under no obligation to continue waiving and/or reimbursing its fees and for BlackRock Large Cap Growth Fund, BlackRock Large Cap Core Fund and BlackRock Large Cap Value Retirement Portfolio, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 4 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown on previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2016 and held through March 31, 2017) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples on the previous pages provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio (the “Portfolios”) may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Portfolios’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Portfolios’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

12	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017

Statements of Assets and Liabilities	BlackRock Large Cap Series Funds, Inc.

March 31, 2017 (Unaudited)	BlackRock Large Cap Core Fund	BlackRock Large Cap Growth Fund	BlackRock Large Cap Value Fund	BlackRock Large Cap Value Retirement Portfolio

Assets
Investments at value — from the applicable Portfolio[1]	$1,630,779,825	$1,198,756,691	$673,572,307	$191,031,687
Receivables:
Capital shares sold	1,170,401	1,123,909	748,855	132,060
From the Administrator	37,635	89,620	—	3
Withdrawals from the Portfolio	3,840,032	1,107,638	1,422,766	—
Prepaid expenses	64,676	61,226	56,591	12,531

Total assets	1,635,892,569	1,201,139,084	675,800,519	191,176,281

Liabilities
Payables:
Administration fees	351,035	255,518	116,337	—
Capital shares redeemed	5,010,433	2,231,547	2,171,621	80,953
Contributions to the Portfolio	—	—	—	51,107
Income dividends payable	3,081	—	—	—
Officer’s fees	1,416	813	679	117
Other accrued expenses	8,433	7,813	6,821	3,944
Other affiliates	89,208	106,906	33,304	315
Printing fees	49,728	24,673	20,211	4,087
Professional fees	30,989	31,530	27,402	22,157
Service and distribution fees	473,242	281,638	226,651	—
Transfer agent fees	914,834	451,428	301,276	40,488

Total liabilities	6,932,399	3,391,866	2,904,302	203,168

Net Assets	$1,628,960,170	$1,197,747,218	$672,896,217	$190,973,113

Net Assets Consist of
Paid-in capital	$1,114,901,197	$805,489,616	$968,261,002	$147,287,031
Undistributed net investment income	3,172,832	838,743	1,488,826	639,622
Accumulated net realized gain (loss) allocated from the Portfolio	78,163,317	40,176,577	(458,467,933)	28,172,365
Net unrealized appreciation (depreciation) allocated from the Portfolio	432,722,824	351,242,282	161,614,322	14,874,095

Net Assets	$1,628,960,170	$1,197,747,218	$672,896,217	$190,973,113

[1] Investments at cost	$1,198,057,001	$847,514,409	$511,957,985	$176,157,592

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017	13

Statements of Assets and Liabilities (concluded)	BlackRock Large Cap Series Funds, Inc.

March 31, 2017 (Unaudited)	BlackRock Large Cap Core Fund	BlackRock Large Cap Growth Fund	BlackRock Large Cap Value Fund	BlackRock Large Cap Value Retirement Portfolio

Net Asset Value
Institutional
Net assets	$477,644,579	$428,899,566	$156,915,480	$190,973,113

Shares outstanding, $ 0.10 par value[2]	24,172,033	28,097,192	5,918,477	9,152,844

Net asset value	$19.76	$15.26	$26.51	$20.86

Service
Net assets	$271,588	$1,889,034	$13,606,670	—

Shares outstanding, $ 0.10 par value[3]	13,772	124,201	516,508	—

Net asset value	$19.72	$15.21	$26.34	—

Investor A
Net assets	$792,730,962	$570,352,579	$304,750,933	—

Shares outstanding, $ 0.10 par value[4]	41,168,738	39,290,390	11,712,109	—

Net asset value	$19.26	$14.52	$26.02	—

Investor B
Net assets	$1,164,808	$199,299	$860,901	—

Shares outstanding, $ 0.10 par value[5]	66,452	15,933	35,321	—

Net asset value	$17.53	$12.51	$24.37	—

Investor C
Net assets	$320,008,464	$171,929,211	$161,817,050	—

Shares outstanding, $ 0.10 par value[6]	18,540,049	13,918,410	6,690,674	—

Net asset value	$17.26	$12.35	$24.19	—

Class R
Net assets	$37,139,769	$24,477,529	$34,945,183	—

Shares outstanding, $ 0.10 par value[7]	2,022,910	1,797,071	1,394,487	—

Net asset value	$18.36	$13.62	$25.06	—

[2] Shares Authorized — Institutional	400 million	100 million	400 million	200 million
[3] Shares Authorized — Service	50 million	50 million	50 million	—
[4] Shares Authorized — Investor A	300 million	100 million	400 million	—
[5] Shares Authorized — Investor B	200 million	200 million	200 million	—
[6] Shares Authorized — Investor C	400 million	100 million	400 million	—
[7] Shares Authorized — Class R	200 million	200 million	200 million	—

See Notes to Financial Statements.

14	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017

Statements of Operations	BlackRock Large Cap Series Funds, Inc.

Six Months Ended March 31, 2017 (Unaudited)	BlackRock Large Cap Core Fund	BlackRock Large Cap Growth Fund	BlackRock Large Cap Value Fund	BlackRock Large Cap Value Retirement Portfolio

Investment Income
Net investment income allocated from the applicable Portfolio:
Dividends — unaffiliated	$15,160,548	$8,283,581	$6,780,450	$1,852,017
Dividends — affiliated	70,665	61,918	36,568	10,123
Securities lending income — affiliated — net	13,556	—	5,392	1,481
Foreign taxes withheld	(138,394)	(41,830)	(70,940)	(19,493)
Expenses	(4,002,874)	(3,043,783)	(1,773,050)	(484,100)
Fees waived	14,125	12,084	6,220	1,715

Total investment income	11,117,626	5,271,970	4,984,640	1,361,743

Fund Expenses
Service and distribution — class specific	2,704,640	1,620,558	1,293,208	—
Administration	2,002,293	1,427,161	825,495	—
Transfer agent — class specific	1,495,449	1,010,767	490,141	78,512
Registration	49,877	47,425	41,998	11,203
Printing	40,073	21,803	18,090	5,224
Professional	22,109	20,153	17,513	13,755
Officer	202	127	92	18
Miscellaneous	9,062	8,399	8,188	4,046

Total expenses	6,323,705	4,156,393	2,694,725	112,758
Less:
Fees waived and/or reimbursed by the Administrator	—	—	(165,099)	—
Transfer agent fees waived and/or reimbursed — class specific	(392,056)	(563,579)	—	(148)

Total expenses after fees waived and/or reimbursed	5,931,649	3,592,814	2,529,626	112,610

Net investment income	5,185,977	1,679,156	2,455,014	1,249,133

Realized and Unrealized Gain (Loss) Allocated from the Applicable Portfolio
Net realized gain from capital distributions received from affiliated investment companies, futures contracts, investments and litigation proceeds	112,119,648	47,871,225	68,841,533	18,708,643
Net change in unrealized appreciation (depreciation) on investments	92,585,046	91,207,998	13,372,710	3,539,425

Total realized and unrealized gain	204,704,694	139,079,223	82,214,243	22,248,068

Net Increase in Net Assets Resulting from Operations	$209,890,671	$140,758,379	$84,669,257	$23,497,201

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017	15

Statements of Changes in Net Assets	BlackRock Large Cap Series Funds, Inc.

	BlackRock Large Cap Core Fund		BlackRock Large Cap Growth Fund
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016

Operations
Net investment income	$5,185,977	$7,986,642	$1,679,156	$3,158,972
Net realized gain	112,119,648	76,648,915	47,871,225	72,034,156
Net change in unrealized appreciation (depreciation)	92,585,046	60,960,840	91,207,998	51,443,757

Net increase (decrease) in net assets resulting from operations	209,890,671	145,596,397	140,758,379	126,636,885

Distributions to Shareholders[1]
From net investment income:
Institutional	(4,572,481)	(3,012,948)	(2,422,010)	(1,090,221)
Service	—	(3,553)	(4,807)	—
Investor A	(5,293,967)	(2,854,302)	(1,563,638)	(182,655)
Class R	(133,604)	(36,755)	(9,557)	—
From net realized gain:
Institutional	(26,543,495)	(11,403,532)	(22,759,998)	(16,535,208)
Service	(14,778)	(27,834)	(102,379)	(76,820)
Investor A	(45,147,678)	(19,217,800)	(33,381,405)	(26,747,707)
Investor B	(134,595)	(152,904)	(30,215)	(64,793)
Investor C	(21,200,136)	(9,895,680)	(12,387,004)	(10,917,511)
Class R	(2,266,399)	(998,533)	(1,545,518)	(1,158,508)

Decrease in net assets resulting from distributions to shareholders	(105,307,133)	(47,603,841)	(74,206,531)	(56,773,423)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(39,655,714)	(142,644,212)	3,134,156	(24,446,904)

Net Assets
Total increase (decrease) in net assets	64,927,824	(44,651,656)	69,686,004	45,416,558
Beginning of period	1,564,032,346	1,608,684,002	1,128,061,214	1,082,644,656

End of period	$1,628,960,170	$1,564,032,346	$1,197,747,218	$1,128,061,214

Undistributed net investment income, end of period	$3,172,832	$7,986,907	$838,743	$3,159,599

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

16	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017

Statements of Changes in Net Assets (concluded)	BlackRock Large Cap Series Funds, Inc.

	BlackRock Large Cap Value Fund		BlackRock Large Cap Value Retirement Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016

Operations
Net investment income	$2,455,014	$5,032,836	$1,249,133	$2,283,453
Net realized gain	68,841,533	47,187,364	18,708,643	6,663,719
Net change in unrealized appreciation (depreciation)	13,372,710	7,257,024	3,539,425	7,448,185

Net increase (decrease) in net assets resulting from operations	84,669,257	59,477,224	23,497,201	16,395,357

Distributions to Shareholders[1]
From net investment income:
Institutional	(2,073,227)	(1,756,581)	(2,400,010)	(2,100,002)
Service	(136,813)	(85,689)	—	—
Investor A	(3,199,537)	(2,234,771)	—	—
Investor C	(305,472)	(55,930)	—	—
Class R	(285,014)	(161,972)	—	—
From net realized gains:
Institutional	—	—	(6,391,391)	(8,933,243)

Decrease in net assets resulting from distributions to shareholders	(6,000,063)	(4,294,943)	(8,791,401)	(11,033,245)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(40,404,637)	(101,507,901)	9,645,039	5,937,578

Net Assets
Total increase (decrease) in net assets	38,264,557	(46,325,620)	24,350,839	11,299,690
Beginning of period	634,631,660	680,957,280	166,622,274	155,322,584

End of period	$672,896,217	$634,631,660	$190,973,113	$166,622,274

Undistributed net investment income, end of period	$1,488,826	$5,033,875	$639,622	$1,790,499

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017	17

Financial Highlights	BlackRock Large Cap Core Fund

	Institutional
	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$18.51	$17.36	$17.68	$14.85	$12.64	$9.84

Net investment income[1]	0.10	0.16	0.13	0.12	0.12	0.16
Net realized and unrealized gain (loss)	2.46	1.55	(0.35)	2.71	2.36	2.73

Net increase (decrease) from investment operations	2.56	1.71	(0.22)	2.83	2.48	2.89

Distributions:[2]
From net investment income	(0.19)	(0.12)	(0.10)	—	(0.27)	(0.09)
From net realized gain	(1.12)	(0.44)	—	—	—	—

Total distributions	(1.31)	(0.56)	(0.10)	—	(0.27)	(0.09)

Net asset value, end of period	$19.76	$18.51	$17.36	$17.68	$14.85	$12.64

Total Return[3]
Based on net asset value	14.19%[4,5]	9.97%[4]	(1.25)%	19.06%	20.00%	29.55%

Ratios to Average Net Assets[6]
Total expenses	0.87%[7,8]	0.88%[7]	0.87%[7]	0.88%[7]	0.88%[7]	0.77%[7,9]

Total expenses after fees waived and/or reimbursed	0.87%[7,8]	0.87%[7]	0.87%[7]	0.87%[7]	0.88%[7]	0.77%[7,9]

Net investment income	1.02%[7,8]	0.88%[7]	0.72%[7]	0.70%[7]	0.90%[7]	1.41%[7,9]

Supplemental Data
Net assets, end of period (000)	$477,645	$450,066	$458,589	$503,035	$527,236	$513,245

Portfolio turnover rate of the Portfolio	22%	39%	41%	40%	50%	128%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[5]	Aggregate total return.

[6]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

[9]

Includes a non-recurring expense adjustment, which impacted the ratios for total expenses, total expenses after fees waived and/or reimbursed and net investment income. Excluding this adjustment, the ratios would have been 0.90%, 0.90% and 1.28%, respectively.

See Notes to Financial Statements.

18	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017

Financial Highlights (continued)	BlackRock Large Cap Core Fund

	Service
	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$18.34	$17.22	$17.55	$14.78	$12.39	$9.60

Net investment income[1]	0.05	0.09	0.07	0.06	0.07	0.11
Net realized and unrealized gain (loss)	2.43	1.53	(0.35)	2.71	2.33	2.68

Net increase (decrease) from investment operations	2.48	1.62	(0.28)	2.77	2.40	2.79

Distributions:[2]
From net investment income	—	(0.06)	(0.05)	—	(0.01)	—
From net realized gain	(1.10)	(0.44)	—	—	—	—

Total distributions	(1.10)	(0.50)	(0.05)	—	(0.01)	—

Net asset value, end of period	$19.72	$18.34	$17.22	$17.55	$14.78	$12.39

Total Return[3]
Based on net asset value	13.85%[4,5]	9.50%[4]	(1.61)%	18.74%	19.42%	29.06%

Ratios to Average Net Assets[6]
Total expenses	1.37%[7,8]	1.23%[7]	1.21%[7]	1.20%[7]	1.20%[7]	1.05%[7]

Total expenses after fees waived and/or reimbursed	1.37%[7,8]	1.23%[7]	1.21%[7]	1.20%[7]	1.20%[7]	1.05%[7]

Net investment income	0.52%[7,8]	0.51%[7]	0.39%[7]	0.38%[7]	0.55%[7]	0.96%[7]

Supplemental Data
Net assets, end of period (000)	$272	$246	$1,085	$1,096	$968	$1,578

Portfolio turnover rate of the Portfolio	22%	39%	41%	40%	50%	128%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[5]	Aggregate total return.

[6]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017	19

Financial Highlights (continued)	BlackRock Large Cap Core Fund

	Investor A
	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$18.04	$16.93	$17.24	$14.52	$12.34	$9.61

Net investment income[1]	0.07	0.11	0.08	0.07	0.09	0.12
Net realized and unrealized gain (loss)	2.40	1.51	(0.33)	2.65	2.30	2.65

Net increase (decrease) from investment operations	2.47	1.62	(0.25)	2.72	2.39	2.77

Distributions:[2]
From net investment income	(0.13)	(0.07)	(0.06)	—	(0.21)	(0.04)
From net realized gain	(1.12)	(0.44)	—	—	—	—

Total distributions	(1.25)	(0.51)	(0.06)	—	(0.21)	(0.04)

Net asset value, end of period	$19.26	$18.04	$16.93	$17.24	$14.52	$12.34

Total Return[3]
Based on net asset value	14.03%[4,5]	9.67%[4]	(1.47)%	18.73%	19.71%	28.96%

Ratios to Average Net Assets[6]
Total expenses	1.24%[7,8]	1.24%[7]	1.23%[7]	1.24%[7]	1.26%[7]	1.28%[7]

Total expenses after fees waived and/or reimbursed	1.14%[7,8]	1.14%[7]	1.14%[7]	1.14%[7]	1.14%[7]	1.14%[7]

Net investment income	0.75%[7,8]	0.62%[7]	0.45%[7]	0.44%[7]	0.65%[7]	1.04%[7]

Supplemental Data
Net assets, end of period (000)	$792,731	$747,639	$750,260	$810,944	$732,669	$696,484

Portfolio turnover rate of the Portfolio	22%	39%	41%	40%	50%	128%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[5]	Aggregate total return.

[6]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

See Notes to Financial Statements.

20	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017

Financial Highlights (continued)	BlackRock Large Cap Core Fund

	Investor B
	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$16.46	$15.55	$15.93	$13.52	$11.43	$8.93

Net investment income (loss)[1]	(0.01)	(0.04)	(0.07)	(0.06)	(0.02)	0.03
Net realized and unrealized gain (loss)	2.18	1.39	(0.31)	2.47	2.15	2.47

Net increase (decrease) from investment operations	2.17	1.35	(0.38)	2.41	2.13	2.50

Distributions:[2]
From net investment income	—	—	—	—	(0.04)	—
From net realized gain	(1.10)	(0.44)	—	—	—	—

Total distributions	(1.10)	(0.44)	—	—	(0.04)	—

Net asset value, end of period	$17.53	$16.46	$15.55	$15.93	$13.52	$11.43

Total Return[3]
Based on net asset value	13.52%[4,5]	8.78%[4]	(2.39)%	17.83%	18.65%	28.00%

Ratios to Average Net Assets[6]
Total expenses	4.46%[7,8]	2.94%[7]	2.48%[7]	2.29%[7]	2.30%[7]	2.18%[7]

Total expenses after fees waived and/or reimbursed	1.97%[7,8]	1.97%[7]	1.97%[7]	1.97%[7]	1.97%[7]	1.96%[7]

Net investment income (loss)	(0.11)%[7,8]	(0.24)%[7]	(0.41)%[7]	(0.39)%[7]	(0.15)%[7]	0.24%[7]

Supplemental Data
Net assets, end of period (000)	$1,165	$2,715	$5,946	$13,359	$21,835	$33,719

Portfolio turnover rate of the Portfolio	22%	39%	41%	40%	50%	128%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[5]	Aggregate total return.

[6]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017	21

Financial Highlights (continued)	BlackRock Large Cap Core Fund

	Investor C
	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015		2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$16.22	$15.33	$15.69		$13.32	$11.31	$8.85

Net investment income (loss)[1]	(0.01)	(0.04)	(0.06)		(0.06)	(0.03)	0.02
Net realized and unrealized gain (loss)	2.15	1.37	(0.30)		2.43	2.12	2.44

Net increase (decrease) from investment operations	2.14	1.33	(0.36)		2.37	2.09	2.46

Distributions:[2]
From net investment income	—	—	(0.00	)3	—	(0.08)	—
From net realized gain	(1.10)	(0.44)	—		—	—	—

Total distributions	(1.10)	(0.44)	—		—	(0.08)	—

Net asset value, end of period	$17.26	$16.22	$15.33		$15.69	$13.32	$11.31

Total Return[4]
Based on net asset value	13.54%[5,6]	8.78%[5]	(2.29)%		17.79%	18.62%	27.80%

Ratios to Average Net Assets[7]
Total expenses	1.97%[8,9]	1.99%[8]	1.96%[8]		1.97%[8]	2.01%[8]	1.97%[8,10]

Total expenses after fees waived and/or reimbursed	1.97%[8,9]	1.98%[8]	1.96%[8]		1.97%[8]	2.01%[8]	1.97%[8,10]

Net investment income (loss)	(0.09)%[8,9]	(0.23)%[8]	(0.37)%[8]		(0.39)%[8]	(0.22)%[8]	0.22%[8,10]

Supplemental Data
Net assets, end of period (000)	$320,008	$327,447	$356,391		$394,765	$369,812	$363,613

Portfolio turnover rate of the Portfolio	22%	39%	41%		40%	50%	128%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[6]	Aggregate total return.

[7]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[8]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[9]	Annualized.

[10]

Includes a non-recurring expense adjustment, which impacted the ratios for total expenses, total expenses after fees waived and/or reimbursed and net investment income. Excluding this adjustment, the ratios would have been 2.05%, 2.05% and 0.14%, respectively.

See Notes to Financial Statements.

22	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017

Financial Highlights (concluded)	BlackRock Large Cap Core Fund

	Class R
	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$17.22	$16.18	$16.47	$13.91	$11.81	$9.19

Net investment income[1]	0.04	0.05	0.03	0.02	0.04	0.07
Net realized and unrealized gain (loss)	2.29	1.45	(0.32)	2.54	2.21	2.55

Net increase (decrease) from investment operations	2.33	1.50	(0.29)	2.56	2.25	2.62

Distributions:[2]
From net investment income	(0.07)	(0.02)	—	—	(0.15)	—
From net realized gain	(1.12)	(0.44)	—	—	—	—

Total distributions	(1.19)	(0.46)	—	—	(0.15)	—

Net asset value, end of period	$18.36	$17.22	$16.18	$16.47	$13.91	$11.81

Total Return[3]
Based on net asset value	13.83%[4,5]	9.36%[4]	(1.76)%	18.40%	19.26%	28.51%

Ratios to Average Net Assets[6]
Total expenses	1.43%[7,8]	1.45%[7]	1.44%[7]	1.43%[7]	1.48%[7]	1.53%[7]

Total expenses after fees waived and/or reimbursed	1.43%[7,8]	1.44%[7]	1.43%[7]	1.43%[7]	1.48%[7]	1.53%[7]

Net investment income	0.45%[7,8]	0.31%[7]	0.15%[7]	0.15%[7]	0.32%[7]	0.66%[7]

Supplemental Data
Net assets, end of period (000)	$37,140	$35,921	$36,412	$42,962	$44,330	$48,790

Portfolio turnover rate of the Portfolio	22%	39%	41%	40%	50%	128%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[5]	Aggregate total return.

[6]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017	23

Financial Highlights	BlackRock Large Cap Growth Fund

	Institutional
	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$14.40	$13.46	$15.02	$13.32	$12.50	$9.57

Net investment income[1]	0.05	0.09	0.07	0.07	0.10	0.14
Net realized and unrealized gain (loss)	1.77	1.54	0.17	2.63	1.65	2.83

Net increase from investment operations	1.82	1.63	0.24	2.70	1.75	2.97

Distributions:[2]
From net investment income	(0.09)	(0.04)	(0.04)	(0.02)	(0.24)	(0.04)
From net realized gain	(0.87)	(0.65)	(1.76)	(0.98)	(0.69)	—

Total distributions	(0.96)	(0.69)	(1.80)	(1.00)	(0.93)	(0.04)

Net asset value, end of period	$15.26	$14.40	$13.46	$15.02	$13.32	$12.50

Total Return[3]
Based on net asset value	13.16%[4,5]	12.44%[4]	1.35%	21.16%	15.33%	31.16%

Ratios to Average Net Assets[6]
Total expenses	0.95%[7,8,9]	0.95%[7,8]	0.93%[8]	0.94%[8]	0.96%[8]	0.97%[8]

Total expenses after fees waived and/or reimbursed	0.84%[7,8,9]	0.84%[7,8]	0.89%[8]	0.94%[8]	0.96%[8]	0.97%[8]

Net Investment Income	0.62%[7,8,9]	0.62%[7,8]	0.49%[8]	0.50%[8]	0.81%[8]	1.19%[8]

Supplemental Data
Net assets, end of period (000)	$428,900	$375,318	$341,606	$369,854	$311,127	$267,083

Portfolio turnover rate of the Portfolio	13%	32%	41%	49%	54%	132%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[5]	Aggregate total return.

[6]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[7]

Includes the Fund’s share of the Master Large Cap Growth allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the Master Large Cap Growth’s investments in underlying funds of 0.01%.

[8]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[9]	Annualized.

See Notes to Financial Statements.

24	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017

Financial Highlights (continued)	BlackRock Large Cap Growth Fund

	Service
	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$14.32	$13.39	$14.96	$13.18	$12.38	$9.48

Net investment income[1]	0.02	0.05	0.03	0.03	0.07	0.09
Net realized and unrealized gain (loss)	1.78	1.53	0.17	2.60	1.62	2.82

Net increase from investment operations	1.80	1.58	0.20	2.63	1.69	2.91

Distributions:[2]
From net investment income	(0.04)	—	(0.01)	—	(0.20)	(0.01)
From net realized gain	(0.87)	(0.65)	(1.76)	(0.85)	(0.69)	—

Total distributions	(0.91)	(0.65)	(1.77)	(0.85)	(0.89)	(0.01)

Net asset value, end of period	$15.21	$14.32	$13.39	$14.96	$13.18	$12.38

Total Return[3]
Based on net asset value	13.04%[4,5]	12.08%[4]	1.10%	20.77%	14.98%	30.67%

Ratios to Average Net Assets[6]
Total expenses	1.27%[7,8,9]	1.22%[7,8]	1.19%[8]	1.24%[8]	1.23%[8]	1.33%[8]

Total expenses after fees waived and/or reimbursed	1.13%[7,8,9]	1.13%[7,8]	1.17%[8]	1.24%[8]	1.23%[8]	1.33%[8]

Net investment income	0.33%[7,8,9]	0.33%[7,8]	0.20%[8]	0.19%[8]	0.62%[8]	0.81%[8]

Supplemental Data
Net assets, end of period (000)	$1,889	$1,713	$1,577	$1,912	$1,624	$11,865

Portfolio turnover rate of the Portfolio	13%	32%	41%	49%	54%	132%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[5]	Aggregate total return.

[6]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[7]

Includes the Fund’s share of the Master Large Cap Growth allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the Master Large Cap Growth’s investments in underlying funds of 0.01%.

[8]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017	25

Financial Highlights (continued)	BlackRock Large Cap Growth Fund

	Investor A
	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$13.70	$12.85	$14.42	$12.82	$12.09	$9.26

Net investment income[1]	0.02	0.04	0.03	0.03	0.06	0.10
Net realized and unrealized gain (loss)	1.71	1.46	0.17	2.52	1.58	2.75

Net increase from investment operations	1.73	1.50	0.20	2.55	1.64	2.85

Distributions:[2]
From net investment income	(0.04)	(0.00)[3]	(0.01)	—	(0.22)	(0.02)
From net realized gain	(0.87)	(0.65)	(1.76)	(0.95)	(0.69)	—

Total distributions	(0.91)	(0.65)	(1.77)	(0.95)	(0.91)	(0.02)

Net asset value, end of period	$14.52	$13.70	$12.85	$14.42	$12.82	$12.09

Total Return[4]
Based on net asset value	13.13%[5,6]	12.00%[5]	1.11%	20.82%	14.90%	30.78%

Ratios to Average Net Assets[7]
Total expenses	1.24%[8,9,10]	1.24%[8,9]	1.23%[9]	1.23%[9]	1.25%[9]	1.26%[9]

Total expenses after fees waived and/or reimbursed	1.13%[10]	1.13%[8,9]	1.19%[9]	1.23%[9]	1.25%[9]	1.26%[9]

Net investment income	0.32%[10]	0.33%[8,9]	0.19%[9]	0.20%[9]	0.54%[9]	0.90%[9]

Supplemental Data
Net assets, end of period (000)	$570,353	$549,050	$524,114	$518,858	$449,729	$405,154

Portfolio turnover rate of the Portfolio	13%	32%	41%	49%	54%	132%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[6]	Aggregate total return.

[7]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[8]

Includes the Fund’s share of the Master Large Cap Growth allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the Master Large Cap Growth’s investments in underlying funds of 0.01%.

[9]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[10]	Annualized.

See Notes to Financial Statements.

26	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017

Financial Highlights (continued)	BlackRock Large Cap Growth Fund

	Investor B
	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.94	$11.34	$12.94	$11.56	$10.96	$8.45

Net investment loss[1]	(0.03)	(0.06)	(0.08)	(0.07)	(0.03)	(0.00)[2]
Net realized and unrealized gain (loss)	1.47	1.31	0.15	2.27	1.42	2.51

Net increase from investment operations	1.44	1.25	0.07	2.20	1.39	2.51

Distributions:[3]
From net investment income	—	—	—	—	(0.10)	—
From net realized gain	(0.87)	(0.65)	(1.67)	(0.82)	(0.69)	—

Total distributions	(0.87)	(0.65)	(1.67)	(0.82)	(0.79)	—

Net asset value, end of period	$12.51	$11.94	$11.34	$12.94	$11.56	$10.96

Total Return[4]
Based on net asset value	12.58%[5,6]	11.32%[5]	0.14%	19.87%	13.92%	29.70%

Ratios to Average Net Assets[7]
Total expenses	2.37%[8,9,10]	2.20%[8,9]	2.05%[9]	2.04%[9]	2.14%[9]	2.13%[9]

Total expenses after fees waived and/or reimbursed	1.95%[8,9,10]	1.94%[8,9]	2.02%[9]	2.03%[9]	2.14%[9]	2.13%[9]

Net investment loss	(0.53)%[8,9,10]	(0.50)%[8,9]	(0.68)%[9]	(0.60)%[9]	(0.30)%[9]	(0.01)%[9]

Supplemental Data
Net assets, end of period (000)	$199	$573	$1,263	$2,771	$4,656	$7,826

Portfolio turnover rate of the Portfolio	13%	32%	41%	49%	54%	132%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[6]	Aggregate total return.

[7]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[8]

Includes the Fund’s share of the Master Large Cap Growth allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the Master Large Cap Growth’s investments in underlying funds of 0.01%.

[9]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[10]	Annualized.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017	27

Financial Highlights (continued)	BlackRock Large Cap Growth Fund

	Investor C
	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.80	$11.23	$12.85	$11.52	$10.95	$8.44

Net investment income (loss)[1]	(0.03)	(0.06)	(0.07)	(0.07)	(0.03)	0.01
Net realized and unrealized gain (loss)	1.45	1.28	0.15	2.27	1.42	2.50

Net increase from investment operations	1.42	1.22	0.08	2.20	1.39	2.51

Distributions:[2]
From net investment income	—	—	—	—	(0.13)	—
From net realized gain	(0.87)	(0.65)	(1.70)	(0.87)	(0.69)	—

Total distributions	(0.87)	(0.65)	(1.70)	(0.87)	(0.82)	—

Net asset value, end of period	$12.35	$11.80	$11.23	$12.85	$11.52	$10.95

Total Return[3]
Based on net asset value	12.56%[4,5]	11.16%[4]	0.27%	19.96%	14.02%	29.74%

Ratios to Average Net Assets[6]
Total expenses	2.00%[7,8,9]	2.02%[7,8]	1.99%[8]	2.00%[8]	2.04%[8]	2.07%[8]

Total expenses after fees waived and/or reimbursed	1.95%[7,8,9]	1.95%[7,8]	1.97%[8]	2.00%[8]	2.04%[8]	2.07%[8]

Net investment income (loss)	(0.50)%[7,8,9]	(0.49)%[7,8]	(0.59)%[8]	(0.57)%[8]	(0.24)%[8]	0.09%[8]

Supplemental Data
Net assets, end of period (000)	$171,929	$177,792	$192,804	$193,491	$171,430	$167,518

Portfolio turnover rate of the Portfolio	13%	32%	41%	49%	54%	132%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[5]	Aggregate total return.

[6]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[7]

Includes the Fund’s share of the Master Large Cap Growth allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the Master Large Cap Growth’s investments in underlying funds of 0.01%.

[8]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[9]	Annualized.

See Notes to Financial Statements.

28	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017

Financial Highlights (concluded)	BlackRock Large Cap Growth Fund

	Class R
	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$12.89	$12.15	$13.74	$12.25	$11.58	$8.88

Net investment income (loss)[1]	0.00 [2]	0.01	(0.01)	(0.01)	0.03	0.06
Net realized and unrealized gain (loss)	1.61	1.38	0.16	2.41	1.51	2.64

Net increase from investment operations	1.61	1.39	0.15	2.40	1.54	2.70

Distributions:[3]
From net investment income	(0.01)	—	—	—	(0.18)	—
From net realized gain	(0.87)	(0.65)	(1.74)	(0.91)	(0.69)	—

Total distributions	(0.88)	(0.65)	(1.74)	(0.91)	(0.87)	—

Net asset value, end of period	$13.62	$12.89	$12.15	$13.74	$12.25	$11.58

Total Return[4]
Based on net asset value	12.95%[5,6]	11.73%[5]	0.81%	20.50%	14.61%	30.41%

Ratios to Average Net Assets[7]
Total expenses	1.48%[8,9,10]	1.48%[8,9]	1.46%[9]	1.48%[9]	1.54%[9]	1.56%[9]

Total expenses after fees waived and/or reimbursed	1.38%[8,9,10]	1.38%[8,9]	1.44%[9]	1.48%[9]	1.54%[9]	1.56%[9]

Net investment income (loss)	0.07%[8,9,10]	0.08%[8,9]	(0.06)%[9]	(0.05)%[9]	0.27%[9]	0.57%[9]

Supplemental Data
Net assets, end of period (000)	$24,478	$23,615	$21,279	$23,308	$24,408	$30,101

Portfolio turnover rate of the Portfolio	13%	32%	41%	49%	54%	132%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[6]	Aggregate total return.

[7]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[8]

Includes the Fund’s share of the Master Large Cap Growth allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the Master Large Cap Growth’s investments in underlying funds of 0.01%.

[9]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[10]	Annualized.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017	29

Financial Highlights	BlackRock Large Cap Value Fund

	Institutional
	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$23.57	$21.58	$22.25	$18.85	$15.75	$12.74

Net investment income[1]	0.15	0.26	0.23	0.22	0.21	0.20
Net realized and unrealized gain (loss)	3.14	1.96	(0.65)	3.18	3.25	2.94

Net increase (decrease) from investment operations	3.29	2.22	(0.42)	3.40	3.46	3.14

Distributions from net investment income[2]	(0.35)	(0.23)	(0.25)	—	(0.36)	(0.13)

Net asset value, end of period	$26.51	$23.57	$21.58	$22.25	$18.85	$15.75

Total Return[3]
Based on net asset value[4]	14.01%[5]	10.35%	(1.94)%	18.04%	22.38%	24.84%

Ratios to Average Net Assets[6]
Total expenses	0.93%[7,8]	0.92%[7]	0.91%[7]	0.89%[7]	1.00%[7]	0.96%

Total expenses after fees waived and/or reimbursed	0.88%[7,8]	0.87%[7]	0.86%[7]	0.84%[7]	0.94%[7]	0.95%

Net investment income	1.17%[7,8]	1.18%[7]	1.01%[7]	1.07%[7]	1.19%[7]	1.33%

Supplemental Data
Net assets, end of period (000)	$156,915	$143,113	$162,376	$184,691	$190,423	$251,764

Portfolio turnover rate of the Portfolio	23%	40%	30%	32%	40%	147%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]

Includes payment received from a settlement of litigation, through its investment in the Master Large Cap Value Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012
Total return	13.88%[5]	10.25%	—	—	—	—

[5]	Aggregate total return.

[6]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

See Notes to Financial Statements.

30	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017

Financial Highlights (continued)	BlackRock Large Cap Value Fund

	Service
	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$23.38	$21.40	$22.07	$18.75	$15.67	$12.71

Net investment income[1]	0.11	0.19	0.16	0.16	0.16	0.15
Net realized and unrealized gain (loss)	3.12	1.95	(0.65)	3.16	3.23	2.94

Net increase (decrease) from investment operations	3.23	2.14	(0.49)	3.32	3.39	3.09

Distributions from net investment income[2]	(0.27)	(0.16)	(0.18)	—	(0.31)	(0.13)

Net asset value, end of period	$26.34	$23.38	$21.40	$22.07	$18.75	$15.67

Total Return[3]
Based on net asset value[4]	13.83%[5]	10.03%	(2.27)%	17.71%	21.98%	24.43%

Ratios to Average Net Assets[6]
Total expenses	1.23%[7,8]	1.23%[7]	1.20%[7]	1.20%[7]	1.23%[7]	1.27%

Total expenses after fees waived and/or reimbursed	1.17%[7,8]	1.18%[7]	1.15%[7]	1.15%[7]	1.18%[7]	1.25%

Net investment income	0.87%[7,8]	0.87%[7]	0.72%[7]	0.76%[7]	0.93%[7]	0.99%

Supplemental Data
Net assets, end of period (000)	$13,607	$13,607	$11,931	$14,155	$13,296	$28,746

Portfolio turnover rate of the Portfolio	23%	40%	30%	32%	40%	147%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]

Includes payment received from a settlement of litigation, through its investment in the Master Large Cap Value Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012
Total return	13.70%[5]	9.93%	—	—	—	—

[5]	Aggregate total return.

[6]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017	31

Financial Highlights (continued)	BlackRock Large Cap Value Fund

	Investor A
	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$23.09	$21.14	$21.79	$18.52	$15.48	$12.53

Net investment income[1]	0.11	0.19	0.16	0.15	0.15	0.14
Net realized and unrealized gain (loss)	3.08	1.92	(0.64)	3.12	3.21	2.90

Net increase (decrease) from investment operations	3.19	2.11	(0.48)	3.27	3.36	3.04

Distributions from net investment income[2]	(0.26)	(0.16)	(0.17)	—	(0.32)	(0.09)

Net asset value, end of period	$26.02	$23.09	$21.14	$21.79	$18.52	$15.48

Total Return[3]
Based on net asset value[4]	13.87%[5]	10.01%	(2.23)%	17.66%	22.07%	24.38%

Ratios to Average Net Assets[6]
Total expenses	1.22%[7,8]	1.22%[7]	1.22%[7]	1.22%[7]	1.26%[7]	1.27%

Total expenses after fees waived and/or reimbursed	1.16%[7,8]	1.17%[7]	1.17%[7]	1.17%[7]	1.21%[7]	1.26%

Net investment income	0.88%[7,8]	0.88%[7]	0.69%[7]	0.74%[7]	0.91%[7]	0.99%

Supplemental Data
Net assets, end of period (000)	$304,751	$286,786	$297,653	$352,267	$353,445	$392,575

Portfolio turnover rate of the Portfolio	23%	40%	30%	32%	40%	147%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes payment received from a settlement of litigation, through its investment in the Master Large Cap Value Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012
Total return	13.74%[5]	9.91%	—	—	—	—

[5]	Aggregate total return.

[6]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

See Notes to Financial Statements.

32	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017

Financial Highlights (continued)	BlackRock Large Cap Value Fund

	Investor B
	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$21.52	$19.73	$20.36	$17.44	$14.52	$11.78

Net investment income (loss)[1]	(0.02)	(0.00)[2]	(0.04)	(0.01)	0.00 [3]	0.01
Net realized and unrealized gain (loss)	2.87	1.79	(0.59)	2.93	3.03	2.73

Net increase (decrease) from investment operations	2.85	1.79	(0.63)	2.92	3.03	2.74

Distributions from net investment income[4]	—	—	—	—	(0.11)	—

Net asset value, end of period	$24.37	$21.52	$19.73	$20.36	$17.44	$14.52

Total Return[5]
Based on net asset value[6]	13.24%[7]	9.07%	(3.09)%	16.74%	20.98%	23.26%

Ratios to Average Net Assets[8]
Total expenses	2.30%[9,10]	2.11%[9]	2.06%[9]	2.01%[9]	2.20%[9]	2.21%

Total expenses after fees waived and/or reimbursed	2.25%[9,10]	2.06%[9]	2.01%[9]	1.96%[9]	2.15%[9]	2.20%

Net investment income (loss)	(0.19)%[9,10]	(0.02)%[9]	(0.17)%[9]	(0.05)%[9]	0.00%[9]	0.07%

Supplemental Data
Net assets, end of period (000)	$861	$1,342	$2,603	$6,816	$9,377	$15,404

Portfolio turnover rate of the Portfolio	23%	40%	30%	32%	40%	147%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Amount is less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]

Includes payment received from a settlement of litigation, through its investment in the Master Large Cap Value Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012
Total return	13.10%[7]	8.97%	—	—	—	—

[7]	Aggregate total return.

[8]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[10]	Annualized.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017	33

Financial Highlights (continued)	BlackRock Large Cap Value Fund

	Investor C
	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$21.36	$19.57	$20.19	$17.29	$14.45	$11.72

Net investment income (loss)[1]	0.01	0.02	(0.01)	(0.01)	0.02	0.02
Net realized and unrealized gain (loss)	2.86	1.78	(0.60)	2.91	2.99	2.71

Net increase (decrease) from investment operations	2.87	1.80	(0.61)	2.90	3.01	2.73

Distributions from net investment income[2]	(0.04)	(0.01)	(0.01)	—	(0.17)	—

Net asset value, end of period	$24.19	$21.36	$19.57	$20.19	$17.29	$14.45

Total Return[3]
Based on net asset value[4]	13.46%[5]	9.18%	(3.00)%	16.77%	21.06%	23.29%

Ratios to Average Net Assets[6]
Total expenses	1.98%[7,8]	1.98%[7]	1.98%[7]	2.01%[7]	2.07%[7]	2.12%

Total expenses after fees waived and/or reimbursed	1.92%[7,8]	1.93%[7]	1.93%[7]	1.95%[7]	2.02%[7]	2.11%

Net investment income (loss)	0.12%[7,8]	0.12%[7]	(0.07)%[7]	(0.05)%[7]	0.09%[7]	0.14%

Supplemental Data
Net assets, end of period (000)	$161,817	$156,999	$171,844	$204,312	$204,690	$210,681

Portfolio turnover rate of the Portfolio	23%	40%	30%	32%	40%	147%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes payment received from a settlement of litigation, through its investment in the Master Large Cap Value Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012
Total return	13.32%[5]	9.08%	—	—	—	—

[5]	Aggregate total return.

[6]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

See Notes to Financial Statements.

34	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017

Financial Highlights (concluded)	BlackRock Large Cap Value Fund

	Class R
	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$22.21	$20.33	$20.96	$17.86	$14.92	$12.08

Net investment income[1]	0.07	0.13	0.09	0.09	0.10	0.09
Net realized and unrealized gain (loss)	2.97	1.84	(0.61)	3.01	3.09	2.80

Net increase (decrease) from investment operations	3.04	1.97	(0.52)	3.10	3.19	2.89

Distributions from net investment income[2]	(0.19)	(0.09)	(0.11)	—	(0.25)	(0.05)

Net asset value, end of period	$25.06	$22.21	$20.33	$20.96	$17.86	$14.92

Total Return[3]
Based on net asset value[4]	13.71%[5]	9.74%	(2.52)%	17.36%	21.70%	23.98%

Ratios to Average Net Assets[6]
Total expenses	1.49%[7,8]	1.49%[7]	1.48%[7]	1.48%[7]	1.54%[7]	1.57%

Total expenses after fees waived and/or reimbursed	1.44%[7,8]	1.44%[7]	1.43%[7]	1.43%[7]	1.49%[7]	1.56%

Net investment income	0.60%[7,8]	0.61%[7]	0.43%[7]	0.48%[7]	0.63%[7]	0.70%

Supplemental Data
Net assets, end of period (000)	$34,945	$34,213	$34,551	$43,377	$49,267	$59,934

Portfolio turnover rate of the Portfolio	23%	40%	30%	32%	40%	147%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]

Includes payment received from a settlement of litigation, through its investment in the Master Large Cap Value Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012
Total return	13.57%[5]	9.64%	—	—	—	—

[5]	Aggregate total return.

[6]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017	35

Financial Highlights	BlackRock Large Cap Value Retirement Portfolio

	Institutional
	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$19.20	$18.63	$21.39	$19.12	$15.93	$12.91

Net investment income[1]	0.14	0.26	0.24	0.25	0.25	0.24
Net realized and unrealized gain (loss)	2.54	1.63	(0.54)	3.12	3.30	2.99

Net increase (decrease) from investment operations	2.68	1.89	(0.30)	3.37	3.55	3.23

Distributions:[2]
From net investment income	(0.28)	(0.25)	(0.25)	(0.14)	(0.36)	(0.21)
From net realized gain	(0.74)	(1.07)	(2.21)	(0.96)	—	—

Total distributions	(1.02)	(1.32)	(2.46)	(1.10)	(0.36)	(0.21)

Net asset value, end of period	$20.86	$19.20	$18.63	$21.39	$19.12	$15.93

Total Return[3]
Based on net asset value	14.12%[4,5]	10.62%[4]	(1.80)%	18.23%	22.71%	25.23%

Ratios to Average Net Assets[6]
Total expenses	0.66%[7,8]	0.68%[7]	0.71%[7]	0.68%[7]	0.68%[7]	0.67%

Total expenses after reimbursement	0.66%[7,8]	0.65%[7]	0.67%[7]	0.67%[7]	0.67%[7]	0.62%

Net investment income	1.38%[7,8]	1.41%[7]	1.19%[7]	1.24%[7]	1.42%[7]	1.63%

Supplemental Data
Net assets, end of period (000)	$190,973	$166,622	$155,323	$159,865	$133,921	$103,636

Portfolio turnover rate of the Portfolio	23%	40%	30%	32%	40%	147%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[5]	Aggregate total return.

[6]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

See Notes to Financial Statements.

36	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017

Notes to Financial Statements (Unaudited)	BlackRock Large Cap Series Funds, Inc.

1. Organization:

BlackRock Large Cap Series Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. The following are referred to herein collectively referred to as the “Funds” or individually, a “Fund” are each a series of the Corporation:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Large Cap Core Fund	Large Cap Core	Diversified
BlackRock Large Cap Growth Fund	Large Cap Growth	Diversified
BlackRock Large Cap Value Fund	Large Cap Value	Diversified
BlackRock Large Cap Value Retirement Portfolio	Large Cap Value Retirement	Diversified

The Funds seek to achieve their investment objectives by investing all of their assets in the corresponding master portfolios (individually, a “Portfolio” or collectively, the “Portfolios”) of Master Large Cap Series LLC (the “Master LLC”), an affiliate of the Funds. Large Cap Core invests all of its assets in Master Large Cap Core Portfolio. Large Cap Growth invests all of its assets in Master Large Cap Growth Portfolio. Large Cap Value and Large Cap Value Retirement invest all of their assets in Master Large Cap Value Portfolio. Each Portfolio has the same investment objective and strategies as the corresponding Fund. The value of a Fund’s investment in the applicable Portfolio reflects the Fund’s proportionate interest in the net assets of such Portfolio. The performance of a Fund is directly affected by the performance of the applicable Portfolio. At March 31, 2017, the percentage of Master Large Cap Core Portfolio owned by Large Cap Core was 73.4%; the percentage of Master Large Cap Growth Portfolio owned by Large Cap Growth was 100.0%; and the percentages of Master Large Cap Value Portfolio owned by Large Cap Value and Large Cap Value Retirement were 77.9% and 22.1%, respectively. As such, the financial statements of the Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

Large Cap Core, Large Cap Growth and Large Cap Value each offer multiple classes of shares. Large Cap Value Retirement offers only Institutional Shares. Institutional and Service Shares are sold only to certain eligible investors. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Class R Shares are sold only to certain employer-sponsored retirement plans. Investor A and Class C Shares are generally available through financial intermediaries. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions. Service, Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Service and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Administrator”) or its affiliates,are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Portfolios are accounted for on a trade date basis. Each Fund records its proportionate share of the Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, each Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017	37

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3. Investment Valuation and Fair Value Measurements:

The Funds’ policy is to value its financial instruments at fair value. Each Fund records its investment in the corresponding Portfolio at fair value based on the Funds’ proportionate interest in the net assets of the Portfolio. Valuation of securities held by the Portfolio is discussed in Note 3 of the Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

4. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Administration: The Corporation, on behalf of the Funds, entered into an Administration Agreement with the Administrator, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, Large Cap Core, Large Cap Growth and Large Cap Value each pay the Administrator a monthly fee at an annual rate of 0.25% of the average daily net assets of the Funds. The Funds do not pay an investment advisory fee or investment management fee. With respect to Large Cap Value Retirement, the Administrator does not receive an administration fee.

Service and Distribution Fees: The Corporation, on behalf of Large Cap Core, Large Cap Growth and Large Cap Value, entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor B	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75%	0.75%	0.25%

BRIL and broker-dealers, pursuant to sub agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the six months ended March 31, 2017, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Service	Investor A	Investor B	Investor C	Class R	Total
Large Cap Core	$ 328	$967,785	$9,606	$1,635,337	$91,584	$2,704,640
Large Cap Growth	$ 2,225	$686,663	$2,113	$ 869,834	$59,723	$1,620,558
Large Cap Value	$16,273	$374,393	$5,473	$ 809,343	$87,726	$1,293,208

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2017, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor C	Total
Large Cap Core	$ 29,831	$ 9	$ 141	—	$ 29,981
Large Cap Growth	$205,167	$197	$1,030	—	$206,394
Large Cap Value	$ 3,279	$606	$1,250	$56	$ 5,191

The Administrator maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended

38	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

March 31, 2017, the Funds reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Large Cap Core	$14,686	$ 4	$130,636	$6,297	$2,989	$150	$154,762
Large Cap Growth	$ 968	$ 414	$ 7,594	$ 169	$1,839	$100	$ 11,084
Large Cap Value	$ 593	$2,002	$ 14,217	$ 379	$1,086	$110	$ 18,387
Large Cap Value Retirement	$ 225	—	—	—	—	—	$ 225

For the six months ended March 31, 2017, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Large Cap Core	$245,125	$ 469	$858,571	$25,823	$334,502	$30,959	$1,495,449
Large Cap Growth	$292,508	$ 1,920	$520,703	$ 1,195	$173,296	$21,145	$1,010,767
Large Cap Value	$ 86,750	$10,549	$228,097	$ 2,662	$130,481	31,602	$ 490,141
Large Cap Value Retirement	$ 78,512	—	—	—	—	—	$ 78,512

Other Fees: For the six months ended March 31, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares as follows:

Large Cap Core	$10,178
Large Cap Growth	$11,435
Large Cap Value	$ 4,704

For the six months ended March 31, 2017, affiliates received the following CDSCs as follows:

	Investor A	Investor B	Investor C
Large Cap Core	$2,451	$23	$7,649
Large Cap Growth	$2,150	—	$6,717
Large Cap Value	$ 242	—	$ 992

Expense Limitations, Waivers and Reimbursements: With respect to Large Cap Core, Large Cap Growth and Large Cap Value Retirement, the Administrator contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitations”). The expense limitations as a percentage of average daily net assets are as follows:

	Large Cap Core	Large Cap Growth	Large Cap Value Retirement
Institutional	N/A	0.84%	0.67%
Service	N/A	1.13%	N/A
Investor A	1.14%	1.13%	N/A
Investor B	1.97%	1.95%	N/A
Investor C	N/A	1.95%	N/A
Class R	N/A	1.38%	N/A

The Administrator has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2018, unless approved by the Board of Directors of the Corporation (the “Board”), including a majority of the independent directors who are not “interested persons” of the Corporation, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Funds. For the six months ended March 31, 2017, there were no fees waived and/or reimbursed by the Administrator.

These amounts waived and/or reimbursed, are shown as transfer agent fees reimbursed — class specific, in the Statements of Operations. Class specific expense reimbursements are as follows:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Large Cap Core	—	—	$368,212	$23,844	—	—	$392,056
Large Cap Growth	$210,069	$1,189	$296,379	$ 883	$43,684	$11,375	$563,579
Large Cap Value Retirement	$ 148	—	—	—	—	—	$148

With respect to Large Cap Value, the Administrator voluntarily agreed to waive 0.05%, as a percentage of average daily net assets, of the administration fee payable. This voluntary waiver may be reduced or discontinued at any time without notice. This amount waived, if any, is shown as fees waived and/or reimbursed by the administrator, in the Statements of Operations.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017	39

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Large Cap Value Retirement is currently permitted to borrow and lend and Large Cap Core, Large Cap Growth and Large Cap Value are currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2017, the Funds did not participate in the Interfund Lending Program.

Officers and Directors: Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer in the Statements of Operations.

5. Income Tax Information:

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of September 30, 2016, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of March 31, 2017, the Funds listed below had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	Large Cap Value
2017	$499,303,125

40	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

6. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2017		Year Ended September 30, 2016
Large Cap Core	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,560,217	$29,965,554	2,828,926	$49,526,592
Shares issued in reinvestment of distributions	1,351,840	25,401,087	666,918	11,804,435
Shares redeemed	(3,048,570)	(58,135,918)	(5,598,540)	(98,862,664)

Net decrease	(136,513)	$(2,769,277)	(2,102,696)	$(37,531,637)

Service
Shares sold	—	—	3,939	$68,447
Shares issued in reinvestment of distributions	787	$14,778	1,782	31,361
Shares redeemed	(407)	(8,048)	(55,311)	(1,015,924)

Net increase (decrease)	380	$6,730	(49,590)	$(916,116)

Investor A
Shares sold and automatic conversion of shares	1,848,503	$34,754,490	3,295,583	$56,953,320
Shares issued in reinvestment of distributions	2,527,508	46,329,268	1,169,925	20,216,045
Shares redeemed	(4,652,878)	(87,205,792)	(7,346,154)	(127,415,555)

Net decrease	(276,867)	$(6,122,034)	(2,880,646)	$(50,246,190)

Investor B
Shares sold	1,442	$24,226	6,560	$99,945
Shares issued in reinvestment of distributions	7,721	129,168	9,191	145,857
Shares redeemed and automatic conversion of shares	(107,663)	(1,827,436)	(233,233)	(3,663,536)

Net decrease	(98,500)	$(1,674,042)	(217,482)	$(3,417,734)

Investor C
Shares sold	569,042	$9,489,099	2,343,526	$36,620,038
Shares issued in reinvestment of distributions	1,084,298	17,858,453	536,403	8,394,429
Shares redeemed	(3,299,517)	(55,311,392)	(5,937,083)	(92,891,706)

Net decrease	(1,646,177)	$(27,963,840)	(3,057,154)	$(47,877,239)

Class R
Shares sold	188,426	$3,353,995	582,915	$9,628,262
Shares issued in reinvestment of distributions	137,182	2,399,315	62,580	1,035,061
Shares redeemed	(389,064)	(6,886,561)	(809,634)	(13,318,619)

Net decrease	(63,456)	$(1,133,251)	(164,139)	$(2,655,296)

Total Net Decrease	(2,221,133)	$(39,655,714)	(8,471,707)	$(142,644,212)

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017	41

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

	Six Months Ended March 31, 2017		Year Ended September 30, 2016
Large Cap Growth	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,107,017	$ 45,822,826	3,103,912	$ 43,443,015
Shares issued in reinvestment of distributions	1,618,277	22,866,250	1,193,477	16,290,950
Shares redeemed	(2,699,865)	(39,180,263)	(3,603,155)	(51,015,614)

Net increase	2,025,429	$ 29,508,813	694,234	$ 8,718,351

Service
Shares sold	1,362	$ 20,785	4,066	$ 53,325
Shares issued in reinvestment of distributions	7,598	107,129	5,648	76,816
Shares redeemed	(4,426)	(65,314)	(7,855)	(102,732)

Net increase	4,534	$ 62,600	1,859	$ 27,409

Investor A
Shares sold and automatic conversion of shares	5,527,492	$ 77,866,274	6,732,027	$ 88,961,369
Shares issued in reinvestment of distributions	2,515,238	33,829,966	2,014,303	26,226,028
Shares redeemed	(8,817,186)	(123,120,891)	(9,480,228)	(124,606,897)

Net decrease	(774,456)	$ (11,424,651)	(733,898)	$ (9,419,500)

Investor B
Shares sold	1,844	$ 21,552	20,773	$ 240,357
Shares issued in reinvestment of distributions	2,348	27,279	5,600	63,899
Shares redeemed and automatic conversion of shares	(36,294)	(444,144)	(89,695)	(1,028,533)

Net decrease	(32,102)	$(395,313)	(63,322)	$ (724,277)

Investor C
Shares sold	636,211	$ 7,521,866	3,012,680	$ 34,372,153
Shares issued in reinvestment of distributions	1,002,740	11,511,476	910,846	10,274,160
Shares redeemed	(2,791,112)	(33,129,738)	(6,023,883)	(68,687,977)

Net decrease	(1,152,161)	$(14,096,396)	(2,100,357)	$(24,041,664)

Class R
Shares sold	186,759	$ 2,424,080	660,481	$ 8,249,437
Shares issued in reinvestment of distributions	123,122	1,555,030	94,341	1,158,507
Shares redeemed	(344,329)	(4,500,007)	(674,872)	(8,415,167)

Net increase (decrease)	(34,448)	$ (520,897)	79,950	$ 992,777

Total Net Increase (Decrease)	36,796	$ 3,134,156	(2,121,534)	$(24,446,904)

Large Cap Value
Institutional
Shares sold	757,629	$ 19,478,323	1,088,181	$24,412,234
Shares issued in reinvestment of distributions	62,595	1,610,572	56,405	1,255,014
Shares redeemed	(973,861)	(24,629,502)	(2,597,739)	(58,399,056)

Net decrease	(153,637)	$ (3,540,607)	(1,453,153)	$(32,731,808)

Service
Shares sold	2,728	$ 70,038	2,245	$ 49,810
Shares issued in reinvestment of distributions	5,231	133,866	3,790	83,833
Shares redeemed	(12,390)	(310,538)	(42,542)	(941,520)

Net decrease	(4,431)	$(106,634)	(36,507)	$(807,877)

42	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017

Notes to Financial Statements (concluded)	BlackRock Large Cap Series Funds, Inc.

	Six Months Ended March 31, 2017		Year Ended September 30, 2016
Large Cap Value (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold and automatic conversion of shares	671,344	$ 16,835,969	1,989,036	$ 43,889,987
Shares issued in reinvestment of distributions	117,812	2,977,141	95,339	2,083,144
Shares redeemed	(1,496,388)	(37,301,774)	(3,747,165)	(81,840,227)

Net decrease	(707,232)	$ (17,488,664)	(1,662,790)	$(35,867,096)

Investor B
Shares sold	1,174	$ 27,576	3,636	$ 71,419
Shares redeemed and automatic conversion of shares	(28,183)	(660,541)	(73,205)	(1,491,356)

Net decrease	(27,009)	$(632,965)	(69,569)	$(1,419,937)

Investor C
Shares sold	355,261	$ 8,291,121	2,053,602	$ 42,436,273
Shares issued in reinvestment of distributions	11,765	276,956	2,540	51,651
Shares redeemed	(1,026,286)	(23,754,375)	(3,488,189)	(69,667,653)

Net decrease	(659,260)	$(15,186,298)	(1,432,047)	$(27,179,729)

Class R
Shares sold	207,256	$ 5,053,956	431,881	$ 9,025,560
Shares issued in reinvestment of distributions	11,697	284,931	7,689	161,931
Shares redeemed	(364,874)	(8,788,356)	(598,441)	(12,688,945)

Net decrease	(145,921)	$ (3,449,469)	(158,871)	$ (3,501,454)

Total Net Decrease	(1,697,490)	$(40,404,637)	(4,812,937)	$(101,507,901)

Large Cap Value Retirement
Institutional
Shares sold	817,268	$ 16,559,180	1,341,348	$ 24,647,395
Shares issued in reinvestment of distributions	433,287	8,765,386	607,655	10,992,475
Shares redeemed	(775,446)	(15,679,527)	(1,606,302)	(29,702,292)

Net increase	475,109	$ 9,645,039	342,701	$ 5,937,578

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017	43

Portfolio Information as of March 31, 2017 (Unaudited)	Master Large Cap Series LLC

Ten Largest Holdings

Master Large Cap Core Portfolio	Percent of Net Assets

Apple Inc.	5%
JPMorgan Chase & Co.	4
Microsoft Corp.	4
Bank of America Corp.	3
Comcast Corp., Class A	3
Dow Chemical Co.	3
Carnival Corp.	2
U.S. Bancorp	2
Lam Research Corp.	2
Lowe’s Cos., Inc.	2

Master Large Cap Growth Portfolio	Percent of Net Assets

Apple Inc.	8%
Microsoft Corp.	6
Comcast Corp., Class A	4
Home Depot, Inc.	3
Alphabet, Inc., Class A	3
Alphabet, Inc., Class C	3
UnitedHealth Group, Inc.	3
Altria Group, Inc.	3
Biogen, Inc.	2
Gilead Sciences, Inc.	2

Master Large Cap Value Portfolio	Percent of Net Assets

JPMorgan Chase & Co.	6%
Bank of America Corp.	4
U.S. Bancorp	3
Cisco Systems, Inc.	3
Chevron Corp.	3
Dow Chemical Co.	3
Comcast Corp., Class A	3
Goldman Sachs Group, Inc.	3
Carnival Corp.	3
SunTrust Banks, Inc.	2

Sector Allocations

Master Large Cap Core Portfolio	Percent of Net Assets

Information Technology	26%
Financials	16
Consumer Discretionary	16
Health Care	15
Consumer Staples	7
Energy	7
Industrials	6
Materials	5
Utilities	1
Short-Term Securities	1

Master Large Cap Growth Portfolio	Percent of Net Assets

Information Technology	38%
Consumer Discretionary	19
Health Care	19
Consumer Staples	7
Industrials	5
Financials	4
Materials	3
Energy	1
Short-Term Securities	4

Master Large Cap Value Portfolio	Percent of Net Assets

Financials	24%
Information Technology	15
Health Care	14
Consumer Discretionary	12
Energy	10
Industrials	8
Consumer Staples	5
Materials	5
Utilities	2
Telecommunication Services	1
Short-Term Securities	4

For Portfolio compliance purposes, the Portfolios’ sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

44	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017

Schedule of Investments March 31, 2017 (Unaudited)	Master Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.1%
Huntington Ingalls Industries, Inc.	6,011	$1,203,643
Airlines — 1.7%
Delta Air Lines, Inc.	756,082	34,749,529
Southwest Airlines Co.	47,156	2,535,107

		37,284,636
Auto Components — 2.8%
Goodyear Tire & Rubber Co.	892,151	32,117,436
Lear Corp.	214,574	30,379,387

		62,496,823
Banks — 12.9%
Bank of America Corp.	3,252,965	76,737,444
Citigroup, Inc.	291,262	17,423,293
JPMorgan Chase & Co.	1,003,452	88,143,224
Regions Financial Corp.	861,571	12,518,627
SunTrust Banks, Inc.	724,767	40,079,615
U.S. Bancorp	1,000,729	51,537,543

		286,439,746
Beverages — 0.9%
Dr. Pepper Snapple Group, Inc.	212,246	20,783,128
Biotechnology — 4.2%
Biogen, Inc. (a)	175,940	48,105,515
Bioverativ, Inc. (a)	53,738	2,926,571
Gilead Sciences, Inc.	629,439	42,751,497

		93,783,583
Building Products — 0.2%
Owens Corning	84,986	5,215,591
Capital Markets — 2.1%
Goldman Sachs Group, Inc.	200,143	45,976,850
Chemicals — 2.5%
Dow Chemical Co.	886,015	56,297,393
Communications Equipment — 2.2%
Cisco Systems, Inc.	1,455,257	49,187,687
Construction & Engineering — 0.4%
EMCOR Group, Inc.	128,500	8,089,075
Consumer Finance — 1.1%
SLM Corp. (a)	1,996,648	24,159,441
Containers & Packaging — 1.7%
Avery Dennison Corp.	162,848	13,125,549
Packaging Corp. of America	261,244	23,935,175

		37,060,724
Diversified Telecommunication Services — 0.3%
AT&T Inc.	126,000	5,235,300
Verizon Communications, Inc.	49,151	2,396,111

		7,631,411

Common Stocks	Shares	Value
Electric Utilities — 0.6%
FirstEnergy Corp.	403,662	$12,844,525
Electronic Equipment, Instruments & Components — 2.0%
CDW Corp.	352,925	20,367,302
Flex Ltd. (a)	1,500,983	25,216,514

		45,583,816
Food & Staples Retailing — 4.6%
CVS Health Corp.	454,673	35,691,831
Walgreens Boots Alliance, Inc.	569,635	47,308,187
Wal-Mart Stores, Inc.	264,185	19,042,455

		102,042,473
Health Care Providers & Services — 7.2%
Aetna, Inc.	28,071	3,580,456
Anthem, Inc.	58,075	9,604,443
Centene Corp. (a)	310,605	22,133,712
Cigna Corp.	59,322	8,690,080
Humana, Inc.	212,865	43,879,991
Laboratory Corp. of America Holdings (a)	124,278	17,830,165
McKesson Corp.	59,515	8,823,694
UnitedHealth Group, Inc.	276,773	45,393,540

		159,936,081
Hotels, Restaurants & Leisure — 2.4%
Carnival Corp.	904,638	53,292,225
Household Durables — 1.9%
DR Horton, Inc.	645,925	21,515,762
Lennar Corp., Class A	198,536	10,163,058
NVR, Inc. (a)	4,700	9,902,336

		41,581,156
Insurance — 0.1%
Prudential Financial, Inc.	11,559	1,233,114
Internet Software & Services — 4.1%
Alphabet, Inc., Class A (a)	54,537	46,236,469
Alphabet, Inc., Class C (a)	55,465	46,011,545

		92,248,014
IT Services — 2.3%
Amdocs Ltd.	332,704	20,291,617
Cognizant Technology Solutions Corp., Class A (a)	529,479	31,514,590

		51,806,207
Life Sciences Tools & Services — 0.1%
Quintiles IMS Holdings, Inc. (a)	14,467	1,165,027
Machinery — 1.9%
Stanley Black & Decker, Inc.	259,274	34,449,736
WABCO Holdings, Inc. (a)	73,337	8,611,230

		43,060,966

Portfolio Abbreviations
ADR	American Depositary Receipts
S&P	Standard & Poor’s

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017	45

Schedule of Investments (continued)	Master Large Cap Core Portfolio

Common Stocks	Shares	Value
Media — 3.3%
Comcast Corp., Class A	1,933,800	$72,691,542
Metals & Mining — 0.9%
Rio Tinto PLC — ADR	519,935	21,150,956
Multiline Retail — 0.0%
Kohl’s Corp.	19,077	759,455
Multi-Utilities — 0.7%
Ameren Corp.	41,161	2,246,979
Public Service Enterprise Group, Inc.	290,465	12,882,123

		15,129,102
Oil, Gas & Consumable Fuels — 6.6%
Anadarko Petroleum Corp.	114,744	7,114,128
BP PLC — ADR	687,375	23,728,185
Chevron Corp.	438,394	47,070,364
Hess Corp.	170,806	8,234,557
Marathon Oil Corp.	431,411	6,816,294
Statoil ASA — ADR	474,600	8,153,628
Suncor Energy, Inc.	714,034	21,956,545
TOTAL SA — ADR	295,494	14,898,807
Valero Energy Corp.	115,500	7,656,495

		145,629,003
Pharmaceuticals — 3.4%
Allergan PLC	56,427	13,481,539
Mallinckrodt PLC (a)	300,088	13,374,922
Merck & Co., Inc.	326,929	20,773,069
Mylan NV (a)	55,717	2,172,406
Pfizer, Inc.	436,116	14,919,528
Teva Pharmaceutical Industries Ltd. — ADR	355,532	11,409,022

		76,130,486
Professional Services — 0.8%
Robert Half International, Inc.	357,480	17,455,748
Road & Rail — 0.9%
Norfolk Southern Corp.	182,443	20,428,143
Semiconductors & Semiconductor Equipment — 4.5%
Applied Materials, Inc.	173,168	6,736,235

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Intel Corp.	892,387	$32,188,399
Lam Research Corp.	398,236	51,117,573
Qorvo, Inc. (a)	136,413	9,352,475

		99,394,682
Software — 5.7%
Activision Blizzard, Inc.	643,637	32,091,741
Dell Technologies, Inc., Class V (a)	119,626	7,665,634
Microsoft Corp.	1,323,950	87,195,347

		126,952,722
Specialty Retail — 4.9%
Home Depot, Inc.	342,707	50,319,669
Lowe’s Cos., Inc.	616,989	50,722,666
Urban Outfitters, Inc. (a)	377,566	8,970,968

		110,013,303
Technology Hardware, Storage & Peripherals — 5.3%
Apple Inc.	818,550	117,592,893
Tobacco — 1.7%
Altria Group, Inc.	525,739	37,548,279
Total Long-Term Investments (Cost — $1,605,896,624) — 99.0%		2,201,279,649

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.60% (b)(c)	23,077,061	23,077,061
Total Short-Term Securities (Cost — $23,077,061) — 1.1%		23,077,061
Total Investments (Cost — $1,628,973,685) — 100.1%		2,224,356,710
Liabilities in Excess of Other Assets — (0.1)%		(1,666,292)

Net Assets — 100.0%		$2,222,690,418

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	During the period ended March 31, 2017, investments in issuers considered to be affiliates of the Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2016	Net Activity	Shares Held at March 31, 2017	Value at March 31, 2017	Income		Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	73,479,703	(50,402,642)	23,077,061	$23,077,061	$96,962		$350	—
SL Liquidity Series, LLC, Money Market Series	5,154,808	(5,154,808)	—	—	18,495	[2]	757	—
Total				$23,077,061	$115,457		$1,107	—

[1]	Includes net capital gain distributions.
[2]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See Notes to Financial Statements.

46	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017

Schedule of Investments (concluded)	Master Large Cap Core Portfolio

(c)	Current yield as of period end.

•	For Portfolio compliance purposes, the Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Categorized by Risk Exposure

For the six months ended March 31, 2017, the effect of derivative financial instruments in the Statements of Operation was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain from:
Futures contracts	—	—	$689,716	—	—	—	$689,716

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$13,384,422	[1]

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Portfolio’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$2,201,279,649	—	—	$2,201,279,649
Short-Term Securities	23,077,061	—	—	23,077,061

Total	$2,224,356,710	—	—	$2,224,356,710

[1]	See above Schedule of Investments for values in each industry.

During the six months ended March 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017	47

Schedule of Investments March 31, 2017 (Unaudited)	Master Large Cap Growth Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Airlines — 2.6%
Delta Air Lines, Inc.	167,422	$7,694,715
JetBlue Airways Corp. (a)	188,920	3,893,641
Southwest Airlines Co.	294,344	15,823,933
United Continental Holdings, Inc. (a)	49,755	3,514,693

		30,926,982
Auto Components — 0.8%
Lear Corp.	65,756	9,309,734
Banks — 2.7%
U.S. Bancorp	527,410	27,161,615
Wells Fargo & Co.	103,442	5,757,582

		32,919,197
Beverages — 1.6%
Dr. Pepper Snapple Group, Inc.	197,172	19,307,082
Biotechnology — 7.4%
Amgen, Inc.	172,699	28,334,725
Biogen, Inc. (a)	106,914	29,232,426
Bioverativ, Inc. (a)	30,984	1,687,389
Gilead Sciences, Inc.	429,552	29,175,172

		88,429,712
Capital Markets — 0.7%
Goldman Sachs Group, Inc.	35,248	8,097,171
Chemicals — 0.8%
Dow Chemical Co.	160,355	10,188,957
Communications Equipment — 1.7%
Cisco Systems, Inc.	592,448	20,024,742
Construction & Engineering — 0.4%
AECOM (a)	132,763	4,725,035
EMCOR Group, Inc.	7,897	497,116

		5,222,151
Consumer Finance — 0.9%
SLM Corp. (a)	888,838	10,754,940
Containers & Packaging — 2.2%
Avery Dennison Corp.	158,583	12,781,790
Packaging Corp. of America	144,458	13,235,242

		26,017,032
Electronic Equipment, Instruments & Components — 1.8%
CDW Corp.	370,100	21,358,471
Energy Equipment & Services — 0.4%
Schlumberger Ltd.	66,693	5,208,723
Food & Staples Retailing — 2.8%
CVS Health Corp.	113,296	8,893,736
Walgreens Boots Alliance, Inc.	282,640	23,473,252
Wal-Mart Stores, Inc.	23,774	1,713,630

		34,080,618
Health Care Providers & Services — 8.8%
Aetna, Inc.	115,781	14,767,866
Centene Corp. (a)	211,827	15,094,792
Humana, Inc.	102,226	21,072,868
Laboratory Corp. of America Holdings (a)	92,520	13,273,844
UnitedHealth Group, Inc.	203,367	33,354,222
Universal Health Services, Inc., Class B	65,387	8,137,412

		105,701,004
Household Durables — 2.4%
DR Horton, Inc.	441,907	14,719,922
Lennar Corp., Class A	127,691	6,536,502
NVR, Inc. (a)	3,359	7,077,010

		28,333,434

Common Stocks	Shares	Value
Industrial Conglomerates — 0.7%
3M Co.	42,683	$8,166,538
Internet & Direct Marketing Retail — 3.1%
Amazon.com, Inc. (a)	15,423	13,673,107
Priceline Group, Inc. (a)	13,009	23,155,630

		36,828,737
Internet Software & Services — 8.8%
Alphabet, Inc., Class A (a)	45,812	38,839,414
Alphabet, Inc., Class C (a)	45,046	37,368,360
Facebook, Inc., Class A (a)	175,817	24,974,805
GoDaddy, Inc., Class A (a)	98,399	3,729,322
LogMeIn, Inc.	4,386	427,635

		105,339,536
IT Services — 3.3%
Accenture PLC, Class A	9,928	1,190,169
Amdocs Ltd.	183,189	11,172,697
Cognizant Technology Solutions Corp., Class A (a)	333,482	19,848,849
Total System Services, Inc.	140,786	7,526,420

		39,738,135
Life Sciences Tools & Services — 0.1%
Quintiles IMS Holdings, Inc. (a)	21,681	1,745,971
Machinery — 0.5%
WABCO Holdings, Inc. (a)	50,083	5,880,746
Media — 5.5%
Comcast Corp., Class A	1,241,600	46,671,744
Omnicom Group, Inc.	217,044	18,711,363

		65,383,107
Oil, Gas & Consumable Fuels — 0.2%
TOTAL SA — ADR	54,304	2,738,008
Pharmaceuticals — 2.8%
Allergan PLC	81,263	19,415,356
Bristol-Myers Squibb Co.	45,499	2,474,236
Johnson & Johnson	28,599	3,562,005
Pfizer, Inc.	35,578	1,217,123
Teva Pharmaceutical Industries Ltd. — ADR	209,984	6,738,387

		33,407,107
Professional Services — 0.6%
Robert Half International, Inc.	136,727	6,676,379
Semiconductors & Semiconductor Equipment — 4.5%
Applied Materials, Inc.	208,071	8,093,962
Intel Corp.	64,449	2,324,675
Lam Research Corp.	214,993	27,596,501
NVIDIA Corp.	120,203	13,093,713
QUALCOMM, Inc.	34,398	1,972,381
Skyworks Solutions, Inc.	12,908	1,264,726

		54,345,958
Software — 9.2%
Activision Blizzard, Inc.	478,094	23,837,767
Citrix Systems, Inc. (a)	25,528	2,128,780
Dell Technologies, Inc., Class V (a)	194,011	12,432,225
Microsoft Corp.	1,089,607	71,761,517

		110,160,289
Specialty Retail — 7.6%
Dick’s Sporting Goods, Inc.	28,938	1,408,123
Foot Locker, Inc.	7,454	557,634
Home Depot, Inc.	284,854	41,825,113
Lowe’s Cos., Inc.	321,076	26,395,658
Ross Stores, Inc.	228,751	15,067,828

See Notes to Financial Statements.

48	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017

Schedule of Investments (continued)	Master Large Cap Growth Portfolio

Common Stocks	Shares	Value
Specialty Retail (continued)
Urban Outfitters, Inc. (a)	266,040	$6,321,110

		91,575,466
Technology Hardware, Storage & Peripherals — 8.4%
Apple Inc.	700,088	100,574,642
Textiles, Apparel & Luxury Goods — 0.1%
Michael Kors Holdings Ltd. (a)	34,128	1,300,618
Tobacco — 2.7%
Altria Group, Inc.	456,361	32,593,303
Total Long-Term Investments (Cost — $764,669,823) — 96.1%		1,152,334,490

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.60% (b)(c)	46,102,071	$46,102,071
Total Short-Term Securities (Cost — $46,102,071) — 3.9%		46,102,071
Total Investments (Cost — $810,771,894) — 100.0%		1,198,436,561
Other Assets Less Liabilities — 0.0%		331,942

Net Assets — 100.0%		$1,198,768,503

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	During the period ended March 31, 2017, investments in issuers considered to be an affiliate of the Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2016	Net Activity	Shares Held at March 31, 2017	Value at March 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	66,261,026	(20,158,955)	46,102,071	$46,102,071	$62,105	$223	—

[1]	Includes net capital gain distributions.

(c)	Current yield as of period end.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Long	Issue	Expiration	Notional Value	Unrealized Depreciation
48	S&P 500 E-Mini Index	June 2017	$5,662,080	$(30,345)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Statements of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	$(30,345)	—	—	—	$(30,345)

[1]

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017	49

Schedule of Investments (concluded)	Master Large Cap Growth Portfolio

For the six months ended March 31, 2017, the effect of derivative financial instruments in the Statements of Operation was as follows:

Net Realized Gain from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$1,036,376	—	—	—	$1,036,376

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$(414,124)	—	—	—	$(414,124)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,514,480

For more information about the Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative instruments. For information about the Portfolio’s policy regarding valuation of investments and derivative instruments, refer to the Notes to Financial Statements.

The following tables summarize the Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$1,152,334,490	—	—	$1,152,334,490
Short-Term Securities	46,102,071	—	—	46,102,071

Total	$1,198,436,561	—	—	$1,198,436,561

Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$ (30,345)	—	—	$ (30,345)

[1]	See above Schedule of Investments for values in each industry.

[2]	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended March 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

50	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017

Schedule of Investments March 31, 2017 (Unaudited)	Master Large Cap Value Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.6%
Raytheon Co.	35,157	$5,361,443
Airlines — 2.1%
Delta Air Lines, Inc.	331,784	15,248,793
JetBlue Airways Corp. (a)	141,800	2,922,498

		18,171,291
Auto Components — 3.8%
Goodyear Tire & Rubber Co.	511,455	18,412,380
Lear Corp.	105,077	14,876,802

		33,289,182
Banks — 17.8%
Bank of America Corp.	1,615,472	38,108,984
Citigroup, Inc.	99,630	5,959,866
JPMorgan Chase & Co.	543,686	47,757,378
Regions Financial Corp.	571,802	8,308,283
SunTrust Banks, Inc.	370,812	20,505,904
U.S. Bancorp	572,159	29,466,189
Wells Fargo & Co.	67,298	3,745,807

		153,852,411
Biotechnology — 1.7%
Gilead Sciences, Inc.	213,242	14,483,397
Building Products — 0.9%
Owens Corning	123,801	7,597,667
Capital Markets — 2.6%
Goldman Sachs Group, Inc.	98,510	22,629,717
Chemicals — 2.8%
Dow Chemical Co.	381,467	24,238,413
Communications Equipment — 3.4%
Cisco Systems, Inc.	863,212	29,176,566
Construction & Engineering — 0.4%
EMCOR Group, Inc.	55,387	3,486,612
Consumer Finance — 1.2%
SLM Corp. (a)	826,481	10,000,420
Containers & Packaging — 0.6%
Avery Dennison Corp.	65,408	5,271,885
Diversified Financial Services — 0.9%
Berkshire Hathaway, Inc., Class B (a)	48,960	8,160,653
Diversified Telecommunication Services — 1.1%
AT&T Inc.	195,711	8,131,792
Verizon Communications, Inc.	35,429	1,727,164

		9,858,956
Electric Utilities — 1.2%
FirstEnergy Corp.	315,705	10,045,733
Electronic Equipment, Instruments & Components — 2.8%
CDW Corp.	202,755	11,700,991
Corning, Inc.	32,211	869,697
Flex Ltd. (a)	696,512	11,701,402

		24,272,090
Energy Equipment & Services — 0.7%
Schlumberger Ltd.	72,536	5,665,062
Food & Staples Retailing — 4.8%
CVS Health Corp.	93,173	7,314,081
Walgreens Boots Alliance, Inc.	241,953	20,094,197
Wal-Mart Stores, Inc.	196,208	14,142,673

		41,550,951
Food Products — 0.1%
Archer-Daniels-Midland Co.	18,580	855,423

Common Stocks	Shares	Value
Health Care Providers & Services — 7.3%
Aetna, Inc.	39,749	$5,069,985
Anthem, Inc.	23,129	3,825,074
Centene Corp. (a)	111,477	7,943,851
Cigna Corp.	24,014	3,517,811
Humana, Inc.	90,507	18,657,113
Laboratory Corp. of America Holdings (a)	71,748	10,293,685
UnitedHealth Group, Inc.	47,789	7,837,874
Universal Health Services, Inc., Class B	51,018	6,349,190

		63,494,583
Hotels, Restaurants & Leisure — 2.5%
Carnival Corp.	369,641	21,775,551
Household Durables — 2.2%
DR Horton, Inc.	438,557	14,608,334
Lennar Corp., Class A	94,754	4,850,457

		19,458,791
Industrial Conglomerates — 0.2%
General Electric Co.	68,384	2,037,843
Insurance — 1.2%
American International Group, Inc.	55,338	3,454,751
Assured Guaranty Ltd.	37,898	1,406,395
Prudential Financial, Inc.	28,893	3,082,305
Travelers Cos., Inc.	18,284	2,203,953

		10,147,404
IT Services — 2.2%
Amdocs Ltd.	144,698	8,825,131
Cognizant Technology Solutions Corp., Class A (a)	165,634	9,858,536

		18,683,667
Life Sciences Tools & Services — 0.0%
Quintiles IMS Holdings, Inc. (a)	5,186	417,628
Machinery — 1.2%
Stanley Black & Decker, Inc.	77,577	10,307,656
Media — 2.7%
Comcast Corp., Class A	615,500	23,136,645
Metals & Mining — 1.2%
Rio Tinto PLC — ADR	244,681	9,953,623
Multi-Utilities — 1.0%
Ameren Corp.	16,103	879,063
Public Service Enterprise Group, Inc.	132,880	5,893,228
SCANA Corp.	35,167	2,298,163

		9,070,454
Oil, Gas & Consumable Fuels — 9.6%
BP PLC — ADR	282,198	9,741,475
Chevron Corp.	232,430	24,956,009
Exxon Mobil Corp.	134,329	11,016,321
Hess Corp.	48,939	2,359,349
Marathon Oil Corp.	274,538	4,337,700
Statoil ASA — ADR	134,510	2,310,882
Suncor Energy, Inc.	476,609	14,655,727
Tesoro Corp.	37,227	3,017,621
TOTAL SA — ADR	131,717	6,641,171
Valero Energy Corp.	60,900	4,037,061

		83,073,316
Pharmaceuticals — 5.5%
Allergan PLC	25,863	6,179,188
Johnson & Johnson	57,911	7,212,815
Mallinckrodt PLC (a)	145,079	6,466,171

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017	51

Schedule of Investments (continued)	Master Large Cap Value Portfolio

Common Stocks	Shares	Value
Pharmaceuticals (continued)
Merck & Co., Inc.	140,556	$8,930,928
Mylan NV (a)	19,937	777,344
Pfizer, Inc.	327,133	11,191,220
Teva Pharmaceutical Industries Ltd. — ADR	200,132	6,422,236

		47,179,902
Professional Services — 0.9%
Robert Half International, Inc.	159,275	7,777,398
Road & Rail — 1.3%
Norfolk Southern Corp.	97,125	10,875,086
Semiconductors & Semiconductor Equipment — 4.1%
Intel Corp.	371,763	13,409,491
Lam Research Corp.	152,672	19,596,978
Qorvo, Inc. (a)	37,717	2,585,877

		35,592,346
Software — 0.4%
Dell Technologies, Inc., Class V (a)	52,845	3,386,308

Common Stocks	Shares	Value
Specialty Retail — 0.3%
Urban Outfitters, Inc. (a)	125,177	$2,974,205
Technology Hardware, Storage & Peripherals — 2.3%
Apple Inc.	135,809	19,510,321
Total Long-Term Investments (Cost — $649,000,628) — 95.6%		826,820,599

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.60% (b)(c)	38,621,133	38,621,133
Total Short-Term Securities (Cost — $38,621,133) — 4.5%		38,621,133
Total Investments (Cost — $687,621,761) — 100.1%		865,441,732
Liabilities in Excess of Other Assets — (0.1)%		(791,164)

Net Assets — 100.0%		$864,650,568

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	During the period ended March 31, 2017, investments in issuers considered to be affiliates of the Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2016	Net Activity	Shares Held at March 31, 2017	Value at March 31, 2017	Income		Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	12,807,791	25,813,342	38,621,133	$38,621,133	$46,693		$119	—
SL Liquidity Series, LLC, Money Market Series	1,861,398	(1,861,398)	—	—	6,873	[2]	276	—
Total				$38,621,133	$53,566		$395	—

[1]	Includes net capital gain distributions.

[2]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Current yield as of period end.

•	For Portfolio compliance purposes, the Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Long	Issue	Expiration	Notional Value	Unrealized Appreciation
109	S&P 500 E-Mini Index	June 2017	12,857,640	$(68,908)

See Notes to Financial Statements.

52	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017

Schedule of Investments (concluded)	Master Large Cap Value Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Statements of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	$(68,908)	—	—	—	$(68,908)

[1]

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended March 31, 2017, the effect of derivative financial instruments in the Statements of Operation was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain from:
Futures contracts	—	—	$194,410	—	—	—	$194,410
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$(68,908)	—	—	—	$(68,908)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$6,428,820

For more information about the Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Portfolio’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$826,820,599	—	—	$826,820,599
Short-Term Securities	38,621,133	—	—	38,621,133

Total	$865,441,732	—	—	$865,441,732

Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$(68,908)	—	—	(68,908)

Total	$(68,908)	—	—	$(68,908)

[1]	See above Schedule of Investments for values in each industry.

[2]	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended March 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017	53

Statements of Assets and Liabilities	Master Large Cap Series LLC

March 31, 2017 (Unaudited)	Master Large Cap Core Portfolio	Master Large Cap Growth Portfolio	Master Large Cap Value Portfolio

Assets
Investments at value — unaffiliated[1]	$2,201,279,649	$1,152,334,490	$826,820,599
Investments at value — affiliated[2]	23,077,061	46,102,071	38,621,133
Cash pledged for futures contracts	—	243,000	551,000
Receivables:
Investments sold	1,831,841	1,056,249	—
Securities lending income — affiliated	98	—	—
Contributions from investors	1,799,992	1,320,523	1,159,915
Dividends — affiliated	13,915	19,178	17,711
Dividends — unaffiliated	2,849,792	1,138,487	1,043,565
Prepaid expenses	6,888	3,621	2,588

Total assets	2,230,859,236	1,202,217,619	868,216,511

Liabilities
Payables:
Investments purchased	1,508,219	444,386	539,406
Directors’ fees	20,989	12,898	10,071
Investment advisory fees	900,607	508,731	370,563
Other accrued expenses	82,526	86,711	78,908
Other affiliates	13,570	7,115	5,371
Variation margin on futures contracts	—	12,960	29,430
Withdrawals to investors	5,642,907	2,376,315	2,532,194

Total liabilities	8,168,818	3,449,116	3,565,943

Net Assets	$2,222,690,418	$1,198,768,503	$864,650,568

Net Assets Consist of
Investors’ capital	$1,627,307,393	$811,134,181	$686,899,505
Net unrealized appreciation (depreciation)	595,383,025	387,634,322	177,751,063

Net Assets	$2,222,690,418	$1,198,768,503	$864,650,568

[1] Investments at cost — unaffiliated	$1,605,896,624	$764,669,823	$649,000,628
[2] Investments at cost — affiliated	$23,077,061	$46,102,071	$38,621,133

See Notes to Financial Statements.

54	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017

Statements of Operations	Master Large Cap Series LLC

Six Months Ended March 31, 2017 (Unaudited)	Master Large Cap Core Portfolio	Master Large Cap Growth Portfolio	Master Large Cap Value Portfolio

Investment Income
Dividends — affiliated	$96,962	$62,105	$46,693
Dividends — unaffiliated	20,766,953	8,306,078	8,632,921
Securities lending income — affiliated — net	18,495	—	6,873
Foreign taxes withheld	(189,427)	(41,888)	(90,437)

Total investment income	20,692,983	8,326,295	8,596,050

Expenses
Investment advisory	5,196,204	2,865,199	2,103,826
Accounting services	182,294	111,927	84,703
Directors	33,277	19,920	15,664
Custodian	29,887	15,311	14,452
Professional	29,299	28,366	26,879
Printing	1,229	1,329	1,590
Miscellaneous	16,305	11,440	10,153

Total expenses	5,488,495	3,053,492	2,257,267
Less fees waived by the Manager	(19,373)	(12,136)	(7,936)

Total expenses after fees waived	5,469,122	3,041,356	2,249,331

Net investment income	15,223,861	5,284,939	6,346,719

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Capital gain distributions received from affiliated investment companies	350	223	119
Futures contracts	689,716	1,036,376	194,410
Investments — affiliated	757	—	276
Investments — unaffiliated	153,121,702	47,003,926	86,177,037
Litigation proceeds	80,099	10,061	1,182,915

	153,892,624	48,050,586	87,554,757

Net change in unrealized appreciation (depreciation) on:
Futures contracts	—	(414,124)	(68,908)
Investments	128,067,634	91,618,593	16,981,920

	128,067,634	91,204,469	16,913,012

Total realized and unrealized gain	281,960,258	139,255,055	104,467,769

Net Increase in Net Assets Resulting from Operations	$297,184,119	$144,539,994	$110,814,488

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017	55

Statements of Changes in Net Assets	Master Large Cap Series LLC

	Master Large Cap Core Portfolio		Master Large Cap Growth Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016

Operations
Net investment income	$15,223,861	$27,236,092	$5,284,939	$10,633,446
Net realized gain	153,892,624	103,719,289	48,050,586	72,702,757
Net change in unrealized appreciation (depreciation)	128,067,634	86,807,504	91,204,469	52,508,256

Net increase (decrease) in net assets resulting from operations	297,184,119	217,762,885	144,539,994	135,844,459

Capital Transactions
Proceeds from contributions	65,106,411	202,368,749	134,400,122	177,941,140
Value of withdrawals	(272,304,751)	(440,758,156)	(222,879,616)	(270,301,887)

Net decrease in net assets derived from capital transactions	(207,198,340)	(238,389,407)	(88,479,494)	(92,360,747)

Net Assets
Total increase (decrease) in net assets	89,985,779	(20,626,522)	56,060,500	43,483,712
Beginning of period	2,132,704,639	2,153,331,161	1,142,708,003	1,099,224,291

End of period	$2,222,690,418	$2,132,704,639	$1,198,768,503	$1,142,708,003

			Master Large Cap Value Portfolio
Increase (Decrease) in Net Assets:			Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016

Operations
Net investment income			$6,346,719	$12,691,525
Net realized gain			87,554,757	53,852,614
Net change in unrealized appreciation (depreciation)			16,913,012	14,707,040

Net increase (decrease) in net assets resulting from operations			110,814,488	81,251,179

Capital Transactions
Proceeds from contributions			66,316,093	144,600,084
Value of withdrawals			(114,443,403)	(260,953,241)

Net decrease in net assets derived from capital transactions			(48,127,310)	(116,353,157)

Net Assets
Total increase (decrease) in net assets			62,687,178	(35,101,978)
Beginning of period			801,963,390	837,065,368

End of period			$864,650,568	$801,963,390

See Notes to Financial Statements.

56	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017

Financial Highlights	Master Large Cap Series LLC

	Master Large Cap Core Portfolio
	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012

Total Return
Total return	14.38%[1,2]	10.34%[1]	(0.89)%	19.44%	20.39%	29.97%

Ratios to Average Net Assets
Total expenses	0.50%[3]	0.50%	0.50%	0.50%	0.50%	0.50%

Total expenses after fees waived	0.50%[3]	0.50%	0.50%	0.50%	0.50%	0.50%

Net investment income	1.38%[3]	1.25%	1.09%	1.08%	1.29%	1.67%

Supplemental Data
Net assets, end of period (000)	$2,222,690	$2,132,705	$2,153,331	$2,335,503	$2,308,896	$2,318,851

Portfolio turnover rate	22%	39%	41%	40%	50%	128%

	Master Large Cap Growth Portfolio
	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012

Total Return
Total return	13.32%[1,2]	12.75%[1]	1.70%	21.59%	15.76%	31.61%

Ratios to Average Net Assets
Total expenses	0.53%[3,4]	0.53%[4]	0.53%	0.53%	0.54%	0.55%

Total expenses after fees waived	0.53%[3,4]	0.53%[4]	0.53%	0.53%	0.54%	0.55%

Net investment income	0.92%[3,4]	0.93%[4]	0.85%	0.90%	1.25%	1.61%

Supplemental Data
Net assets, end of period (000)	$1,198,769	$1,142,708	$1,099,224	$1,156,695	$1,005,008	$913,632

Portfolio turnover rate	13%	32%	41%	49%	54%	132%

[1]	Includes proceeds received from a settlement of litigation, which had no impact on the Portfolio’s total return.

[2]	Aggregate total return.

[3]	Annualized.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017	57

Financial Highlights (concluded)	Master Large Cap Series LLC

	Master Large Cap Value Portfolio
	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012

Total Return
Total return[1]	14.19%[2]	10.68%	(1.63)%	18.35%	22.80%	25.26%

Ratios to Average Net Assets
Total expenses	0.54%[3]	0.54%	0.54%	0.54%	0.54%	0.54%

Total expenses after fees waived	0.53%[3]	0.54%	0.54%	0.54%	0.54%	0.54%

Net investment income	1.51%[3]	1.51%	1.33%	1.37%	1.58%	1.71%

Supplemental Data
Net assets, end of period (000)	$864,651	$801,963	$837,065	$966,351	$955,547	$1,063,824

Portfolio turnover rate	23%	40%	30%	32%	40%	147%

[1]

Includes payment received from a settlement of litigation, which impacted the Portfolio’s total return. Excluding the payment from a settlement of litigation, the Portfolio’s total return is as follows:

	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012
Total return	14.06%[2]	10.58%	—	—	—	—

[2]	Aggregate total return.

[3]	Annualized.

See Notes to Financial Statements.

58	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017

Notes to Financial Statements (Unaudited)	Master Large Cap Series LLC

1. Organization:

Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio (collectively, the “Portfolios” or individually, a “Portfolio”) are each a series of Master Large Cap Series LLC (the “Master LLC”). The Master LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is organized as a Delaware limited liability company. Each Portfolio is classified as diversified. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board and the members are referred to as “Directors”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

The Portfolios, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where a Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Recent Accounting Standards: In April 2015, the Financial Accounting Standards Board issued “Disclosures for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share” which eliminates the requirement to categorize investments within the fair value hierarchy when fair value is based on the NAV per share and no quoted market value is available. As of March 31, 2017, certain investments of the Portfolios were valued using NAV per share (or its equivalent) as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

Indemnifications: In the normal course of business, a Portfolio enters into contracts that contain a variety of representations that provide general indemnification. A Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to a Portfolio are charged to that Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Each Portfolio has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Each Portfolio may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Portfolios’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Portfolios determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Master LLC (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Portfolio’s assets and liabilities:

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017	59

Notes to Financial Statements (continued)	Master Large Cap Series LLC

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Portfolios value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or portfolios. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Portfolio’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: Each Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Portfolios collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the

60	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017

Notes to Financial Statements (continued)	Master Large Cap Series LLC

close of each business day of the Portfolio and any additional required collateral is delivered to the Portfolio, or excess collateral returned by the Portfolio, on the next business day. During the term of the loan, each Portfolio is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Portfolios’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value–unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Portfolios under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Portfolios, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and a Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Portfolios benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Portfolios engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Portfolios and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Certain Portfolios invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Portfolios and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017	61

Notes to Financial Statements (continued)	Master Large Cap Series LLC

Investment Advisory: The Master LLC, on behalf of each Portfolio, entered into an Investment Advisory Agreement with the Manager, the Portfolios’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Portfolio.

For such services, each Portfolio pays the Manager a monthly fee at an annual rate equal to of the average daily value of each Portfolio’s net assets at the following annual rates:

Master Large Cap Core Portfolio

Average Daily Net Assets	Investment Advisory Fee
Not exceeding $1 Billion	0.50%
In excess of $1 Billion, but not exceeding $5 Billion	0.45%
In excess of $5 Billion	0.40%

Master Large Cap Growth Portfolio

Average Daily Net Assets	Investment Advisory Fee
Not exceeding $5 Billion	0.50%
In excess of $5 Billion	0.45%

Master Large Cap Value Portfolio

Average Daily Net Assets	Investment Advisory Fee
Not exceeding $3 Billion	0.50%
In excess of $3 Billion	0.45%

Expense Limitations, Waivers and Reimbursements: With respect to the Portfolios, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived by the Manager in the Statements of Operations.

The Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of each Portfolio’s assets invested in affiliated equity or fixed-income mutual funds or affiliated exchange-traded funds that have a contractual management fee. Effective January 27, 2017, the waiver became contractual through January 31, 2018. This contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Portfolios. For the six months ended March 31, 2017, there were no fees waived by the Manager.

For the six months ended March 31, 2017, the Portfolios reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

Master Large Cap Core Portfolio	$12,918
Master Large Cap Growth Portfolio	$6,933
Master Large Cap Value Portfolio	$4,889

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Portfolios, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Portfolios are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Portfolios. If the private investment company’s weekly liquid assets fall below 30% of its total assets, BIM, as managing member of the private investment company, is permitted at any time, if it determines it to be in the best interests of the private investment company, to impose a liquidity fee of up to 2% of the value of units withdrawn or impose a redemption gate that temporarily suspends the right of withdrawal out of the private investment company. In addition, if the private investment company’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the private investment company will impose a liquidity fee in the default amount of 1% of the amount withdrawn, generally effective as of the next business day, unless BIM determines that a higher (not to exceed 2%) or lower fee level or not imposing a liquidity fee is in the best interests of the private investment company. The shares of the private investment company purchased by the Portfolios would be subject to any such liquidity fee or redemption gate imposed.

62	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017

Notes to Financial Statements (continued)	Master Large Cap Series LLC

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Portfolio retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each Portfolio retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, each Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by each Portfolio is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended March 31, 2017, each Portfolio paid BIM the following amounts for securities lending agent services:

Master Large Cap Core Portfolio	Master Large Cap Growth Portfolio	Master Large Cap Value Portfolio
$4,624	—	$1,718

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission, each Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock portfolio may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing BlackRock portfolio may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing BlackRock portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2017, the Portfolios did not participate in the Interfund Lending Program.

Officers and Directors: Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

The Portfolios may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended March 31, 2017, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
Master Large Cap Core Portfolio	$1,024,298	—	—
Master Large Cap Growth Portfolio	$ 458,724	$1,099,536	$127,973
Master Large Cap Value Portfolio	$ 166,034	$1,745,641	$973,278

7. Purchases and Sales:

For the six months ended March 31, 2017, purchases and sales of investments, excluding short-term securities, were as follows:

	Master Large Cap Core Portfolio	Master Large Cap Growth Portfolio	Master Large Cap Value Portfolio
Purchases	$462,062,919	$144,532,027	$186,240,290
Sales	$605,167,988	$210,426,454	$253,018,175

The Portfolios received proceeds from settlement of litigation where they were able to recover a portion of investment losses previously realized by the Portfolios. This amount is shown as litigation proceeds in the Statement of Operations.

8. Income Tax Information:

The Portfolios are classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Portfolios is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Portfolios. Therefore, no U.S. federal income tax provision is required. It is intended that the Portfolios’ assets will be managed so an investor in the Portfolios can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017	63

Notes to Financial Statements (continued)	Master Large Cap Series LLC

Each Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2016. The statutes of limitations on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Portfolios as of March 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Portfolios’ financial statements.

As of March 31, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

	Master Large Cap Core Portfolio	Master Large Cap Growth Portfolio	Master Large Cap Value Portfolio
Tax cost	$1,633,905,787	$811,408,675	$696,981,096
Gross unrealized appreciation	$ 626,785,073	$405,477,952	$185,962,380
Gross unrealized depreciation	(36,334,150)	(18,450,066)	(17,501,744)
Net unrealized appreciation	$ 590,450,923	$387,027,886	$168,460,636

9. Bank Borrowings:

The Master LLC, on behalf of the Portfolios, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Portfolios may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Portfolios, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2017, the Portfolios did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, certain Portfolios invest in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers of securities owned by the Portfolios. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Portfolios may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Portfolio may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Portfolio may lose value, regardless of the individual results of the securities and other instruments in which a Portfolio invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Portfolios may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Portfolios manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Portfolios.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

64	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017

Notes to Financial Statements (concluded)	Master Large Cap Series LLC

With futures, there is less counterparty credit risk to the Portfolios since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolios.

Concentration Risk: As of period end, Master Large Cap Growth Portfolio invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Portfolio and could affect the value, income and/or liquidity of positions in such securities.

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Portfolios’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 20, 2017, the credit agreement was extended until April 2018 under the same terms.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017	65

Officers and Directors

Rodney D. Johnson, Chair of the Board and Director

Susan J. Carter, Director

Collette Chilton, Director

Neil A. Cotty, Director

Cynthia A. Montgomery, Director

Joseph P. Platt, Director

Robert C. Robb, Jr., Director

Mark Stalnecker, Director

Kenneth L. Urish, Director

Claire A. Walton, Director

Frederick W. Winter, Director

Barbara G. Novick, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective December 31, 2016, David O. Beim and Dr. Matina S. Horner retired as Directors of the Corporation/Master LLC.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Custodian Brown Brothers Harriman & Co. Boston, MA 02109	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Corporation/ Master LLC 100 Bellevue Parkway Wilmington, DE 19809

Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

66	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017

Additional Information (concluded)

General Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds/Portfolios use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds/Portfolios voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2017	67

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CAPSERIES-3/17-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrants’ Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date:	June 2, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date:	June 2, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date:	June 2, 2017

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